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                   CAPITAL WORLD GROWTH AND INCOME FUND, INC.

                                     Part B
                      Statement of Additional Information

                                  May 1, 2009

                       (as supplemented January 1, 2010)

This document is not a prospectus but should be read in conjunction with the current prospectus of Capital World Growth and Income Fund (the "fund" or "WGI")
dated February 1, 2009 or retirement plan prospectus of the fund dated May 1,
2009. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                   Capital World Growth and Income Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder's investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Investment portfolio
Financial statements

                 Capital World Growth and Income Fund -- Page 1
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                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

..    The fund may invest up to 10% of its assets in straight debt securities
     (i.e., not convertible into equity) rated Baa1 or below by Moody's
     Investors Service ("Moody's") and BBB+ or below by Standard & Poor's
     Corporation ("S&P") or unrated but determined by the fund's investment adviser to be of equivalent quality.

..    The fund may invest up to 5% of its assets in straight debt securities
     (i.e., not convertible into equity) rated Ba1 or below by Moody's and BB+
     or below by S&P or unrated but determined by the fund's investment adviser to be of equivalent quality.

..    For temporary defensive purposes, the fund may invest principally or entirely in securities that are denominated in U.S. dollars or whose issuers are domiciled in the United States. Securities denominated in U.S.
     dollars include American Depositary Receipts ("ADRs"), certain European
     Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

                 Capital World Growth and Income Fund -- Page 2
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          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks.
The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

INVESTING IN SMALLER CAPITALIZATION STOCKS -- The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $3.5 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba1 or below by Moody's and/or BB+ or below by S&P or unrated but determined by the fund's investment adviser to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

                 Capital World Growth and Income Fund -- Page 3
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Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix for more information about credit ratings.

WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

                 Capital World Growth and Income Fund -- Page 4
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SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated
conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

These securities may include hybrid securities, which also have equity and debt characteristics. Such securities are normally at the bottom of an issuer's debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems.

The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

INVESTING OUTSIDE THE U.S. -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices;
changing local, regional and global economic, political and social conditions;
expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, developing countries may have less stable governments, may present the risks of nationalization of businesses, may have restrictions on foreign ownership and prohibitions on the repatriation of assets and may have less protection of property rights than more developed countries.
The economies of developing countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

                 Capital World Growth and Income Fund -- Page 5
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DEPOSITARY RECEIPTS - ADRs, in registered form, are designed for use in the U.S.
securities markets and are generally dollar denominated. EDRs, in bearer form, are designed for use in the European securities markets and may be dollar denominated. GDRs, in bearer form, primarily are designed for use in the
European and the U.S. securities markets, and may be dollar denominated.
Depositary receipts represent and may be converted into the underlying foreign security.

CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S.
federal income tax purposes.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

OBLIGATIONS BACKED BY THE "FULL FAITH AND CREDIT" OF THE U.S. GOVERNMENT -- U.S.
government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES -- The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S.
     government. Such agencies and entities include The Federal Financing Bank
     (FFB), the Government National Mortgage Asso-

                 Capital World Growth and Income Fund -- Page 6
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     ciation (Ginnie Mae), the Veterans Administration (VA), the Federal Housing
     Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas
     Private Investment Corporation (OPIC), the Commodity Credit Corporation
     (CCC) and the Small Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency.
Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.

REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans.
The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

CASH AND CASH EQUIVALENTS -- The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging

                 Capital World Growth and Income Fund -- Page 7
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purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which may be taxable when distributed to shareholders.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

The fund's portfolio turnover rates for the fiscal years ended November 30, 2008 and 2007 were 37% and 30%, respectively. The portfolio turnover rate would equal
100% if each security in a fund's portfolio were replaced once per year. See
"Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                 Capital World Growth and Income Fund -- Page 8
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                                 FUND POLICIES

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of
1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

These restrictions provide that the fund may not:

1.   With respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

2.   Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

3.   Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from engaging in currency-related options and forward or futures contracts);

4.   Invest 25% or more of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration;

5.   Invest more than 15% of the value of its net assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or securities traded outside the U.S. for which there is no recognized exchange or active and substantial over-the-counter market) or engage in the business of underwriting securities of other issuers, except to the extent that the purchase or disposal of an investment position may technically constitute the fund as an underwriter as that term is defined under the
Securities Act of 1933;

6.   Invest in companies for the purpose of exercising control or management;

7.   Make loans to others except for (a) purchasing debt securities; (b)
entering into repurchase agreements; and (c) loaning portfolio securities;

8.   Issue senior securities, except as permitted under the Investment Company
Act of 1940 as amended (the "1940 Act");

                 Capital World Growth and Income Fund -- Page 9

9.   Borrow money, except from banks for temporary purposes in an amount not to exceed one-third of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowing falls below 300%, the fund will reduce, within three days, the amount of its borrowing in order to provide for
300% asset coverage;

10.  Pledge or hypothecate assets in excess of one-third of the fund's total assets; or

11.  Purchase or sell puts, calls, straddles, or spreads, or combinations thereof (except for currency options).

For the purposes of Investment Restriction number 7, the fund does not currently intend to engage in an ongoing or regular securities lending program.

CHANGES TO FUNDAMENTAL POLICIES - At a meeting of the fund's shareholders on
November 24, 2009, shareholders approved changes to the fundamental policies listed above. The fund plans to implement the new fundamental policies in 2010 or early 2011; however, the fund reserves the right to delay the implementation.
The new policies are set forth in a joint proxy statement available on the SEC's website at sec.gov.

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

1.   The fund does not currently intend (at least for the next 12 months) to sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

2.   The fund does not currently intend (at least for the next 12 months) to purchase securities on margin, except that margin payments in connection with currency-related transactions shall not constitute purchasing securities on margin.

3.   The fund does not currently intend (at least for the next 12 months) to purchase the securities of any issuer (other than securities issued or guaranteed by the governments of any country or political subdivisions thereof)
if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

4.   The fund does not currently intend (at least for the next 12 months) to invest in oil, gas, or other mineral exploration or development programs or leases.

5.   The fund does not currently intend (at least for the next 12 months) to purchase the securities of any issuer if officers and directors of the fund, its investment adviser or principal underwriter individually own more than 1/2 of 1%
of such issuer's securities, and together own more than 5% of such issuer's securities.

6.   The fund does not currently intend (at least for the next 12 months) to invest more than 5% of its net assets, valued at the lower of cost or market at the time of purchase, in warrants, including not more than 2% of such net assets in warrants that are not listed on a major stock exchange. However, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction.

                Capital World Growth and Income Fund -- Page 10

7.   Although the fund has no current intention of purchasing securities of other investment companies (at least for the next 12 months), it has the ability to invest up to 5% of its total assets in shares of closed-end investment companies. Additionally, the fund would not acquire more than 3% of the outstanding voting securities of any one closed-end investment company. (To the extent that the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the investment adviser.)
Notwithstanding this restriction, the fund may invest in securities of other managed investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by directors and to the extent such investments are allowed by an exemptive order granted by the
U.S. Securities and Exchange Commission.

8.   The fund does not currently intend (at least for the next 12 months) to invest more than 5% of its net assets in restricted securities (excluding Rule
144A securities and 4(2) commercial paper).

9.    The fund does not currently intend (at least for the next 12 months) to purchase securities in the event its borrowings exceed 5% of its net assets.

10.  The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections
12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

                Capital World Growth and Income Fund -- Page 11

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

"INDEPENDENT" DIRECTORS/1/

 NAME, AGE AND                                         NUMBER OF
 POSITION WITH FUND                PRINCIPAL         PORTFOLIOS/3/   OTHER DIRECTORSHIPS/4/
 (YEAR FIRST ELECTED             OCCUPATION(S)         OVERSEEN               HELD
 AS A DIRECTOR/2/)           DURING PAST FIVE YEARS   BY DIRECTOR         BY DIRECTOR
--------------------------------------------------------------------------------------------
 Joseph C. Berenato, 63       Chairman, Ducommun           6         None
 Director (2005)              Incorporated
                              (aerospace components
                              manufacturer)
--------------------------------------------------------------------------------------------
 H. Frederick Christie, 76    Private investor;            3         AECOM Technology
 Chairman of the Board        former President and                   Corporation;
 (Independent and             CEO, The Mission                       DineEquity, Inc.;
 Non-Executive) (1993)        Group (non-utility                     Ducommun Incorporated;
                              holding company,                       SouthWest Water Company
                              subsidiary of
                              Southern California
                              Edison Company)
--------------------------------------------------------------------------------------------
 Robert J. Denison, 68        Chair, First                 8         None
 Director (2005)              Security Management
                              (private investment)
--------------------------------------------------------------------------------------------
 Mary Anne Dolan, 62          Founder and                  9         None
 Director (2010)              President, MAD Ink
                              (communications
                              company); former
                              Editor-in-Chief, The
                              Los Angeles Herald
                              Examiner
--------------------------------------------------------------------------------------------
 R. Clark Hooper, 63          Private investor;           43         JPMorgan Value
 Director (2010)              former President,                      Opportunities Fund,
                              Dumbarton Group LLC                    Inc.;
                              (securities industry                   The Swiss Helvetia
                              consulting); former                    Fund, Inc.
                              Executive Vice
                              President - Policy
                              and Oversight, NASD
--------------------------------------------------------------------------------------------
 Koichi Itoh, 69              Executive Chairman           6         None
 Director (2005)              of the Board, Itoh
                              Building Co., Ltd.
                              (building
                              management); former
                              President,
                              Autosplice KK
                              (electronics)
--------------------------------------------------------------------------------------------
 Merit E. Janow, 51           Professor, Columbia         40         The NASDAQ Stock Market
 Director (2001)              University, School                     LLC; Trimble Navigation
                              of International and                   Limited
                              Public Affairs;
                              former Member, World
                              Trade Organization
                              Appellate Body
--------------------------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 12

 NAME, AGE AND                                         NUMBER OF
 POSITION WITH FUND                PRINCIPAL         PORTFOLIOS/3/   OTHER DIRECTORSHIPS/4/
 (YEAR FIRST ELECTED             OCCUPATION(S)         OVERSEEN               HELD
 AS A DIRECTOR/2/)           DURING PAST FIVE YEARS   BY DIRECTOR         BY DIRECTOR
--------------------------------------------------------------------------------------------
 Leonade D. Jones, 62         Co-founder,                  9         None
 Director (2010)              VentureThink LLC
                              (developed and
                              managed e-commerce
                              businesses) and
                              Versura Inc.
                              (education loan
                              exchange); former
                              Treasurer, The
                              Washington Post
                              Company
--------------------------------------------------------------------------------------------
 Gail L. Neale, 74            President, The               5         None
 Director (1993)              Lovejoy Consulting
                              Group, Inc. (a pro
                              bono consulting
                              group advising
                              nonprofit
                              organizations)
--------------------------------------------------------------------------------------------
 Robert J. O'Neill,           Member of the Board          3         None
 Ph.D., 73                    of Directors, The
 Director (1993)              Lowy Institute for
                              International Policy
                              Studies, Sydney,
                              Australia; Chairman,
                              Academic Advisory
                              Committee, United
                              States Studies
                              Centre, University
                              of Sydney,
                              Australia; Chairman
                              of Directors, Forty
                              Seven FriendsPty Ltd
                              (a not-for-profit
                              supporting a local
                              art and craft center
                              in Australia);
                              former Planning
                              Director and acting
                              CEO, United States
                              Studies Centre,
                              University of
                              Sydney, Australia;
                              former Deputy
                              Chairman of the
                              Council and Chairman
                              of the International
                              Advisory Panel,
                              Graduate School of
                              Government,
                              University of
                              Sydney, Australia;
                              former Chairman of
                              the Council,
                              Australian Strategic
                              Policy Institute;
                              former Chichele
                              Professor of the
                              History of War and
                              Fellow, All Souls
                              College, University
                              of Oxford; former
                              Chairman of the
                              Council,
                              International
                              Institute for
                              Strategic Studies
--------------------------------------------------------------------------------------------
 Donald E. Petersen, 83       Retired; former              2         None
 Director (1993)              Chairman of the
                              Board and CEO, Ford
                              Motor Company
--------------------------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 13

 NAME, AGE AND                                         NUMBER OF
 POSITION WITH FUND                PRINCIPAL         PORTFOLIOS/3/   OTHER DIRECTORSHIPS/4/
 (YEAR FIRST ELECTED             OCCUPATION(S)         OVERSEEN               HELD
 AS A DIRECTOR/2/)           DURING PAST FIVE YEARS   BY DIRECTOR         BY DIRECTOR
--------------------------------------------------------------------------------------------
 Stefanie Powers, 67          Actor, Producer;             3         None
 Director (1993-1996,         Co-founder and
 1997)                        President of The
                              William Holden
                              Wildlife Foundation;
                              conservation
                              consultant to Land
                              Rover and Jaguar
                              North America;
                              author of The Jaguar
                              Conservation Trust
--------------------------------------------------------------------------------------------
 Christopher E. Stone, 53     Daniel and Florence          6         None
 Director (2009)              Guggenheim Professor
                              of the Practice of
                              Criminal Justice,
                              John F. Kennedy
                              School of
                              Government, Harvard
                              University
--------------------------------------------------------------------------------------------
 Steadman Upham, Ph.D., 60    President and               40         None
 Director (2001)              Professor of
                              Anthropology, The
                              University of Tulsa;
                              former President and
                              Professor of
                              Archaeology,
                              Claremont Graduate
                              University
--------------------------------------------------------------------------------------------
 Charles Wolf, Jr.,           Senior Economic              2         None
 Ph.D., 85                    Adviser and
 Director (1993)              Corporate Chair in
                              International
                              Economics, The RAND
                              Corporation; former
                              Dean, The RAND
                              Graduate School
--------------------------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 14

"INTERESTED" DIRECTORS/5/,/6/

                                 PRINCIPAL OCCUPATION(S)
                                 DURING PAST FIVE YEARS
 NAME, AGE AND                        AND POSITIONS            NUMBER OF
 POSITION WITH FUND           HELD WITH AFFILIATED ENTITIES  PORTFOLIOS/3/
 (YEAR FIRST ELECTED          OR THE PRINCIPAL UNDERWRITER     OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A DIRECTOR/OFFICER/2/)             OF THE FUND            BY DIRECTOR            BY DIRECTOR
---------------------------------------------------------------------------------------------------------
 Gina H. Despres, 68           Senior Vice President,              4         None
 Vice Chairman of the Board    Capital Research and
 (1999)                        Management Company; Senior
                               Vice President, Capital
                               Strategy Research, Inc.*
---------------------------------------------------------------------------------------------------------
 Mark E. Denning, 52           Senior Vice President -             1         None
 President (1993)              Capital Research Global
                               Investors, Capital Research
                               Company*; Director, Capital
                               Research and Management
                               Company; Director, Capital
                               International Limited*
---------------------------------------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 15

OTHER OFFICERS/6/

 NAME, AGE AND
 POSITION WITH FUND            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED             AND POSITIONS HELD WITH AFFILIATED ENTITIES
 AS AN OFFICER/2/)                OR THE PRINCIPAL UNDERWRITER OF THE FUND
----------------------------------------------------------------------------------
 Stephen E. Bepler, 67      Senior Vice President - Capital Research Global
 Senior Vice President      Investors, Capital Research Company*
 (1993)
----------------------------------------------------------------------------------
 Michael J. Thawley, 59     Senior Vice President, Capital Research and
 Senior Vice President      Management Company; Senior Vice President, Capital
 (2007)                     Strategy Research, Inc.*; former Australian
                            Ambassador to the United States
----------------------------------------------------------------------------------
 Jeanne K. Carroll, 60      Senior Vice President - Capital Research Global
 Vice President (2001)      Investors, Capital Research Company*
----------------------------------------------------------------------------------
 Sung Lee, 43               Senior Vice President - Capital Research Global
 Vice President (2008)      Investors, Capital Research Company*; Director, The
                            Capital Group Companies, Inc.*
----------------------------------------------------------------------------------
 Jesper Lyckeus, 42         Senior Vice President - Capital Research Global
 Vice President (2008)      Investors, Capital Research Company*
----------------------------------------------------------------------------------
 David M. Riley, 42         Senior Vice President - Capital Research Global
 Vice President (2007)      Investors, Capital Research and Management Company
----------------------------------------------------------------------------------
 Donald H. Rolfe, 37        Associate Counsel - Fund Business Management Group,
 Vice President (2008)      Capital Research and Management Company
----------------------------------------------------------------------------------
 Vincent P. Corti, 53       Vice President - Fund Business Management Group,
 Secretary (1993)           Capital Research and Management Company
----------------------------------------------------------------------------------
 Jeffrey P. Regal, 38       Vice President - Fund Business Management Group,
 Treasurer (2003)           Capital Research and Management Company
----------------------------------------------------------------------------------
 Tanya Schneider, 37        Assistant Vice President - Fund Business Management
 Assistant Secretary        Group, Capital Research and Management Company
 (2008)
----------------------------------------------------------------------------------
 Neal F. Wellons, 38        Vice President - Fund Business Management Group,
 Assistant Treasurer        Capital Research and Management Company
 (2008)
----------------------------------------------------------------------------------

* Company affiliated with Capital Research and Management Company.

1  The term "independent" director refers to a director who is not an "interested person" of the fund within the meaning of the 1940 Act.
2  Directors and officers of the fund serve until their resignation, removal or retirement.
3  Funds managed by Capital Research and Management Company, including the
   American Funds; American Funds Insurance Series,(R) which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R) Inc.,
   which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
4  This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.
5  "Interested persons" of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
6  All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

                Capital World Growth and Income Fund -- Page 16

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2008:

                                                                               AGGREGATE
                                                                                DOLLAR
                                                                              RANGE/1/ OF
                                                                              INDEPENDENT
                                            AGGREGATE                          DIRECTORS
                                         DOLLAR RANGE/1/      DOLLAR           DEFERRED
                                            OF SHARES       RANGE/1 /OF     COMPENSATION/2/
                                            OWNED IN        INDEPENDENT      ALLOCATED TO
                                            ALL FUNDS        DIRECTORS         ALL FUNDS
                                             IN THE          DEFERRED           WITHIN
                        DOLLAR RANGE/1/  AMERICAN FUNDS   COMPENSATION/2/   AMERICAN FUNDS
                            OF FUND      FAMILY OVERSEEN     ALLOCATED      FAMILY OVERSEEN
         NAME            SHARES OWNED      BY DIRECTOR        TO FUND         BY DIRECTOR
--------------------------------------------------------------------------------------------
 "INDEPENDENT" DIRECTORS
--------------------------------------------------------------------------------------------
 Joseph C. Berenato        $10,001 -      Over $100,000    $1 - $10,000      Over $100,000
                            $50,000
--------------------------------------------------------------------------------------------
 H. Frederick Christie   Over $100,000    Over $100,000         N/A          Over $100,000
--------------------------------------------------------------------------------------------
 Robert J. Denison         $10,001 -        $10,001 -           N/A               N/A
                            $50,000          $50,000
--------------------------------------------------------------------------------------------
 Mary Anne Dolan/4/          None         Over $100,000         N/A               N/A
--------------------------------------------------------------------------------------------
 R. Clark Hooper/4/      $1 - $10,000     Over $100,000         N/A            $50,001 -
                                                                               $100,000
--------------------------------------------------------------------------------------------
 Koichi Itoh             Over $100,000    Over $100,000    Over $100,000     Over $100,000
--------------------------------------------------------------------------------------------
 Merit E. Janow            $50,001 -      Over $100,000         N/A               N/A
                           $100,000
--------------------------------------------------------------------------------------------
 Leonade D. Jones/4/         None         Over $100,000         N/A          Over $100,000
--------------------------------------------------------------------------------------------
 Gail L. Neale             $50,001 -      Over $100,000         N/A               N/A
                           $100,000
--------------------------------------------------------------------------------------------
 Robert J. O'Neill           None             None              N/A               N/A
--------------------------------------------------------------------------------------------
 Donald E. Petersen      Over $100,000    Over $100,000         N/A               N/A
--------------------------------------------------------------------------------------------
 Stefanie Powers             None         Over $100,000         N/A               N/A
--------------------------------------------------------------------------------------------
 Christopher E. Stone/3/     None           $10,001 -           N/A               N/A
                                             $50,000
--------------------------------------------------------------------------------------------
 Steadman Upham            $50,001 -      Over $100,000    Over $100,000     Over $100,000
                           $100,000
--------------------------------------------------------------------------------------------
 Charles Wolf, Jr.       Over $100,000    Over $100,000         N/A               N/A
--------------------------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 17

FUND SHARES OWNED BY DIRECTORS AS OF NOVEMBER 30, 2009:

                                                             AGGREGATE
                                                          DOLLAR RANGE/1/
                                                             OF SHARES
                                                              OWNED IN
                                                             ALL FUNDS
                                                               IN THE
                             DOLLAR RANGE/1/               AMERICAN FUNDS
                                 OF FUND                  FAMILY OVERSEEN
         NAME                  SHARES OWNED                 BY DIRECTOR
--------------------------------------------------------------------------------
 "INDEPENDENT" DIRECTORS
--------------------------------------------------------------------------------
 Joseph C. Berenato         $10,001 - $50,000              Over $100,000
--------------------------------------------------------------------------------
 H. Frederick Christie        Over $100,000                Over $100,000
--------------------------------------------------------------------------------
 Robert J. Denison          $10,001 - $50,000            $50,001 - $100,000
--------------------------------------------------------------------------------
 Mary Anne Dolan              Over $100,000                Over $100,000
--------------------------------------------------------------------------------
 R. Clark Hooper            $10,001 - $50,000              Over $100,000
--------------------------------------------------------------------------------
 Koichi Itoh                  Over $100,000                Over $100,000
--------------------------------------------------------------------------------
 Merit E. Janow               Over $100,000                Over $100,000
--------------------------------------------------------------------------------
 Leonade D. Jones                  None                    Over $100,000
--------------------------------------------------------------------------------
 Gail L. Neale                Over $100,000                Over $100,000
--------------------------------------------------------------------------------
 Robert J. O'Neill                 None                         None
--------------------------------------------------------------------------------
 Donald E. Petersen           Over $100,000                Over $100,000
--------------------------------------------------------------------------------
 Stefanie Powers                   None                    Over $100,000
--------------------------------------------------------------------------------
 Christopher E. Stone       $10,001 - $50,000              Over $100,000
--------------------------------------------------------------------------------
 Steadman Upham               Over $100,000                Over $100,000
--------------------------------------------------------------------------------
 Charles Wolf, Jr.            Over $100,000                Over $100,000
--------------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 18

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2008:

                                                          AGGREGATE
                                                       DOLLAR RANGE/1/
                                                          OF SHARES
                                                           OWNED IN
                                                          ALL FUNDS
                                                            IN THE
                          DOLLAR RANGE/1/               AMERICAN FUNDS
                              OF FUND                  FAMILY OVERSEEN
       NAME                 SHARES OWNED                 BY DIRECTOR
-----------------------------------------------------------------------------
 "INTERESTED" DIRECTORS
-----------------------------------------------------------------------------
 Gina H. Despres           Over $100,000                Over $100,000
-----------------------------------------------------------------------------
 Mark E. Denning/5/             None                         None
-----------------------------------------------------------------------------

1  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
   $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group
   Companies, Inc. retirement plan and 401(k) plan.
2  Eligible directors may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the director.
3  Christopher E. Stone was elected to the board effective June 18, 2009.
4  Mary Anne Dolan, R. Clark Hooper and Leonarde D. Jones were elected to the board effective January 1, 2010. A separate table has been provided with fund shares owned by independent directors as of November 30, 2009.
5  Director resides outside the United States. As such, tax considerations may adversely influence his or her ability to own shares of the fund.

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or director who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a
"board cluster"). The fund typically pays each independent director an annual fee, which ranges from $13,125 to $20,000, based primarily on the total number of board clusters on which that independent director serves.

In addition, the fund generally pays independent directors attendance and other fees for meetings of the board and its committees. Board chairs receive additional fees for their services.

Independent directors also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent director each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses.
Independent directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent directors.

                Capital World Growth and Income Fund -- Page 19

DIRECTOR COMPENSATION EARNED DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2008

                                                          TOTAL COMPENSATION (INCLUDING
                           AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                           (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                          DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                   FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
--------------------------------------------------------------------------------------------
 Joseph C. Berenato/3/             $41,541                      $304,000
--------------------------------------------------------------------------------------------
 H. Frederick Christie/3/           41,619                       454,150
--------------------------------------------------------------------------------------------
 Robert J. Denison                  48,000                       212,250
--------------------------------------------------------------------------------------------
 Mary Anne Dolan/5/                   None                       275,458
--------------------------------------------------------------------------------------------
 R. Clark Hooper/5/                   None                       313,873
--------------------------------------------------------------------------------------------
 Koichi Itoh/3/                     48,000                       198,500
--------------------------------------------------------------------------------------------
 Merit E. Janow                     53,125                       199,750
--------------------------------------------------------------------------------------------
 Leonard D. Jones/5/                  None                       364,472
--------------------------------------------------------------------------------------------
 Gail L. Neale                      62,625                       251,250
--------------------------------------------------------------------------------------------
 Robert J. O'Neill                  60,250                       127,000
--------------------------------------------------------------------------------------------
 Donald E. Petersen                 59,500                       117,500
--------------------------------------------------------------------------------------------
 Stefanie Powers                    59,500                       117,500
--------------------------------------------------------------------------------------------
 Christopher E. Stone/4/              None                       123,500
--------------------------------------------------------------------------------------------
 Steadman Upham/3/                  47,715                       204,360
--------------------------------------------------------------------------------------------
 Charles Wolf, Jr.                  62,250                       121,000
--------------------------------------------------------------------------------------------

1  Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the directors. Compensation shown in this table for the fiscal year ended November 30, 2008 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
2  Funds managed by Capital Research and Management Company, including the
   American Funds; American Funds Insurance Series,(R) which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R) Inc.,
   which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
3  Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2008 fiscal year for participating directors is as follows: Joseph C. Berenato
   ($2,660), H. Frederick Christie ($163,130), Koichi Itoh ($84,115) and Steadman
   Upham ($253,868). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.
4  Christopher E. Stone was elected to the board effective June 18, 2009.
5  Mary Anne Dolan, R. Clark Hooper and Leonarde D. Jones were elected to the board effective January 1, 2010.

As of December 1, 2009, the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                Capital World Growth and Income Fund -- Page 20

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on November 4, 1992. At a meeting of the fund's shareholders on
November 24, 2009, shareholders approved the reorganization of the fund to a
Delaware statutory trust. The reorganization is expected to be completed in 2010 or early 2011; however, the fund reserves the right to delay the implementation.
A summary comparison of the governing documents and state laws affecting the
Delaware statutory trust and the current form of organization of the fund can be found in a joint proxy statement available on the SEC's website at sec.gov.
Although the board of directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of directors and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's
Class 529 shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to such fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund's articles of incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with independent directors provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors are not

                Capital World Growth and Income Fund -- Page 21

protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

REMOVAL OF DIRECTORS BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any director from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any directors when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an audit committee comprised of Joseph C. Berenato, Merit E. Janow, Leonard D. Jones, Robert J.
O'Neill, Donald E. Petersen, Stefanie Powers, Christopher E. Stone and Charles
Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of directors. Six audit committee meetings were held during the 2008 fiscal year.

The fund has a contracts committee comprised of Joseph C. Berenato, H. Frederick
Christie, Robert J. Denison, Mary Anne Dolan, R. Clark Hooper, Koichi Itoh,
Merit E. Janow, Leonade D. Jones, Gail L. Neale, Robert J. O'Neill, Donald E.
Petersen, Stefanie Powers, Christopher E. Stone, Steadman Upham and Charles
Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement,
Principal Underwriting Agreement, Administrative Services Agreement and Plans of
Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of directors on these matters. One contracts committee meeting was held during the 2008 fiscal year.

The fund has a nominating committee comprised of Robert J. Denison, Mary Anne
Dolan, R. Clark Hooper,  Koichi Itoh, Gail L. Neale, and Steadman Upham, none of whom is an "interested person" of the fund within the meaning of the 1940 Act.
The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. The committee also evaluates, selects and nominates independent director candidates to the full board of directors. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. Two nominating committee meetings were held during the 2008 fiscal year.

                Capital World Growth and Income Fund -- Page 22

PROXY VOTING PROCEDURES AND PRINCIPLES -- The fund's investment adviser, in consultation with the fund's board, has adopted Proxy Voting Procedures and
Principles (the "Principles") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and American Funds Insurance
Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. In addition, the funds' boards monitor the proxy voting process and provide guidance with respect to the Principles.

All U.S. proxies are voted. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A discussion of any potential conflicts of interest also is included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division's investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American
Funds website.

                Capital World Growth and Income Fund -- Page 23

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.

     GOVERNANCE PROVISIONS -- Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting typically are not supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management's recommendations unless circumstances indicate otherwise.

                Capital World Growth and Income Fund -- Page 24

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on December 1, 2009. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

            NAME AND ADDRESS                OWNERSHIP   OWNERSHIP PERCENTAGE
-------------------------------------------------------------------------------
 Edward D. Jones & Co.                      Record      Class A      28.11%
 Omnibus Account                                        Class B      16.60
 Maryland Heights, MO
-------------------------------------------------------------------------------
 First Clearing, LLC                        Record      Class A      9.12
 Custody Account                                        Class B      9.19
 St. Louis, MO                                          Class C      12.82
                                                        Class F-1    8.31
-------------------------------------------------------------------------------
 Merrill Lynch                              Record      Class C      15.41
 Omnibus Account                                        Class F-2    31.67
 Jacksonville, FL
-------------------------------------------------------------------------------
 Citigroup Global Markets, Inc.             Record      Class C      11.46
 Omnibus Account                                        Class F-1    7.37
 New York, NY
-------------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                 Record      Class F-1    7.76
 Custody Account                                        Class F-2    9.52
 San Francisco, CA                                      Class R-4    6.18
                                                        Class R-5    12.16
-------------------------------------------------------------------------------
 Hartford Life Insurance Co. Separate       Record      Class R-1    47.00
 Account                                    Beneficial  Class R-3    5.10
 401K Plan
 Hartford, CT
-------------------------------------------------------------------------------
 Nationwide Trust Company                   Record      Class R-3    9.80
 Columbus, OH                                           Class R-5    6.51
-------------------------------------------------------------------------------
 NFS, LLC FEBO                              Record      Class R-4    6.44
 401K Plans                                 Beneficial  Class R-5    19.90
 Covington, KY                                          Class R-6    16.05
-------------------------------------------------------------------------------
 The Capital Group Companies                Record      Class R-5    6.74
 Retirement Plan                            Beneficial
 Los Angeles, CA
-------------------------------------------------------------------------------
 Edward D. Jones & Co.                      Record      Class R-5    6.25
 Retirement Plan                            Beneficial
 Norwood, MA
-------------------------------------------------------------------------------
 American Funds 2020 Target Date            Record      Class R-6    11.56
 Retirement Fund
 Norfolk, VA
-------------------------------------------------------------------------------
 American Funds 2030 Target Date            Record      Class R-6    10.39
 Retirement Fund
 Norfolk, VA
-------------------------------------------------------------------------------
 American Funds 2015 Target Date            Record      Class R-6    10.17
 Retirement Fund
 Norfolk, VA
-------------------------------------------------------------------------------
 American Funds 2025 Target Date            Record      Class R-6    9.40
 Retirement Fund
 Norfolk, VA
-------------------------------------------------------------------------------
 American Funds 2010 Target Date            Record      Class R-6    7.91
 Retirement Fund
 Norfolk, VA
-------------------------------------------------------------------------------
 American Funds 2035 Target Date            Record      Class R-6    7.79
 Retirement Fund
 Norfolk, VA
-------------------------------------------------------------------------------
 American Funds 2040 Target Date            Record      Class R-6    6.68
 Retirement Fund
 Norfolk, VA
-------------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 25

UNLESS OTHERWISE NOTED, REFERENCES IN THIS STATEMENT OF ADDITIONAL INFORMATION
TO CLASS F SHARES, CLASS R SHARES OR CLASS 529 SHARES REFER TO BOTH F SHARE
CLASSES, ALL R SHARE CLASSES OR ALL 529 SHARE CLASSES, RESPECTIVELY.

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine,
CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital
Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and
manages fixed-income assets through its Fixed Income division. Capital World
Investors and Capital Research Global Investors make investment decisions on an independent basis.

Rather than remain as investment divisions, Capital World Investors and Capital
Research Global Investors may be incorporated into wholly owned subsidiaries of
Capital Research and Management Company. In that event, Capital Research and
Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or both of these subsidiaries. Although not currently contemplated, Capital
Research and Management Company could incorporate its Fixed Income division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have applied to the U.S. Securities and Exchange Commission for an exemptive order that would give Capital Research and Management Company the authority to use, upon approval of the fund's board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund's shareholders approved this arrangement at a meeting of the fund's shareholders on November 24, 2009. There is no assurance that Capital
Research and Management Company will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.

                Capital World Growth and Income Fund -- Page 26

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual's portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts' contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund's portfolio counselors may be measured against one or more of the following benchmarks, depending on his or her investment focus: MSCI World Index and
Lipper Global Funds Index.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                Capital World Growth and Income Fund -- Page 27

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF NOVEMBER 30, 2008:

                                            NUMBER             NUMBER
                                           OF OTHER           OF OTHER           NUMBER
                                          REGISTERED           POOLED           OF OTHER
                                          INVESTMENT         INVESTMENT         ACCOUNTS
                                       COMPANIES (RICS)    VEHICLES (PIVS)      FOR WHICH
                                          FOR WHICH           FOR WHICH         PORTFOLIO
                                          PORTFOLIO           PORTFOLIO         COUNSELOR
                      DOLLAR RANGE        COUNSELOR           COUNSELOR       IS A MANAGER
                        OF FUND          IS A MANAGER       IS A MANAGER       (ASSETS OF
    PORTFOLIO            SHARES        (ASSETS OF RICS     (ASSETS OF PIVS   OTHER ACCOUNTS
    COUNSELOR           OWNED/1/       IN BILLIONS)/2/     IN BILLIONS)/3/   IN BILLIONS)/4/
----------------------------------------------------------------------------------------------
 Stephen E. Bepler        Over           1       $ 66.4         None               None
                       $1,000,000
-----------------------------------------------------------------------------------------------
 Mark E. Denning         None/5/         5       $162.2      1       $0.07         None
-----------------------------------------------------------------------------------------------
 Jeanne K. Carroll     $100,001 -            None               None               None
                        $500,000
-----------------------------------------------------------------------------------------------
 Sung Lee              $100,001 -        2       $136.2         None               None
                        $500,000
-----------------------------------------------------------------------------------------------
 Jesper Lyckeus          None/5/         1       $ 69.8      1       $0.07         None
-----------------------------------------------------------------------------------------------
 Joyce E. Gordon          Over           4       $139.3         None               None
                       $1,000,000
-----------------------------------------------------------------------------------------------

1  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
   $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
   $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2  Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount.
   No fund has an advisory fee that is based on the performance of the fund.
3  Represents funds advised or sub-advised by Capital Research and Management
   Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital
   Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
4  Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
5  Portfolio counselor resides outside the United States. As such, tax considerations may adversely influence his or her ability to own shares of the fund.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until October 31, 2010, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The
Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written

                Capital World Growth and Income Fund -- Page 28

notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the
Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers that is approved by the fund's board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to independent directors; association dues;
costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based on the following annualized rates and daily net asset levels:

                                Net asset level

       RATE                IN EXCESS OF                    UP TO
----------------------------------------------------------------------------

      0.600%             $              0             $    500,000,000
----------------------------------------------------------------------------
      0.500                   500,000,000                1,000,000,000
----------------------------------------------------------------------------
      0.460                 1,000,000,000                1,500,000,000
----------------------------------------------------------------------------
      0.430                 1,500,000,000                2,500,000,000
----------------------------------------------------------------------------
      0.410                 2,500,000,000                4,000,000,000
----------------------------------------------------------------------------
      0.400                 4,000,000,000                6,500,000,000
----------------------------------------------------------------------------
      0.395                 6,500,000,000               10,500,000,000
----------------------------------------------------------------------------
      0.390                10,500,000,000               17,000,000,000
----------------------------------------------------------------------------
      0.385                17,000,000,000               21,000,000,000
----------------------------------------------------------------------------
      0.380                21,000,000,000               27,000,000,000
----------------------------------------------------------------------------
      0.375                27,000,000,000               34,000,000,000
----------------------------------------------------------------------------
      0.370                34,000,000,000               44,000,000,000
----------------------------------------------------------------------------
      0.365                44,000,000,000               55,000,000,000
----------------------------------------------------------------------------
      0.360                55,000,000,000               71,000,000,000
----------------------------------------------------------------------------
      0.356                71,000,000,000               89,000,000,000
----------------------------------------------------------------------------
      0.352                89,000,000,000              115,000,000,000
----------------------------------------------------------------------------
      0.350               115,000,000,000
----------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 29

For the fiscal years ended November 30, 2008, 2007 and 2006, the investment adviser was entitled to receive from the fund management fees of $375,028,000,
$360,645,000 and $249,061,000, respectively. After giving effect to the management fee waiver described below, the fund paid the investment adviser management fees of $337,525,000 (a reduction of $37,503,000), $324,581,000 (a reduction of $36,064,000) and $224,155,000 (a reduction of $24,906,000) for the fiscal years ended November 30, 2008, 2007 and 2006, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. From April 1, 2005 through December 31, 2008, this waiver increased to 10% of the management fees that the investment adviser was otherwise entitled to receive. The waiver was discontinued effective January
1, 2009.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until October
31, 2010, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of directors who are not parties to the
Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent directors. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and Class R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company,/(R)/ the fund's
Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates, oversees and assists with the activities performed by third parties providing such services. For Class R-2 shares, the investment adviser has agreed to pay a portion of the fees payable under the Administrative Agreement that would otherwise have been paid by the fund. For the year ended November 30, 2008, the total fees paid by the investment adviser were $1,000.

                Capital World Growth and Income Fund -- Page 30

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding
Class R-5 and R-6 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 and R-6 shares, the administrative services fee is calculated at the annual rate of up to 0.10% and
0.05%, respectively, of the average daily net assets of such class. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's Class C, F, R and 529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder
Services Agreement between the fund and American Funds Service Company. A portion of the fees paid to American Funds Service Company for transfer agent services is also paid directly from the relevant share class.

During the 2008 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                             ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------
               CLASS C                               $13,876,000
------------------------------------------------------------------------------
              CLASS F-1                                6,623,000
------------------------------------------------------------------------------
              CLASS F-2                                   33,000
------------------------------------------------------------------------------
             CLASS 529-A                               1,756,000
------------------------------------------------------------------------------
             CLASS 529-B                                 236,000
------------------------------------------------------------------------------
             CLASS 529-C                                 541,000
------------------------------------------------------------------------------
             CLASS 529-E                                  78,000
------------------------------------------------------------------------------
            CLASS 529-F-1                                 43,000
------------------------------------------------------------------------------
              CLASS R-1                                  202,000
------------------------------------------------------------------------------
              CLASS R-2                                5,176,000
------------------------------------------------------------------------------
              CLASS R-3                                3,607,000
------------------------------------------------------------------------------
              CLASS R-4                                2,222,000
------------------------------------------------------------------------------
              CLASS R-5                                1,884,000
------------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 31

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds
Distributors,/(R)/ Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333
South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA
92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing
Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues relating to sales of the fund's shares, as follows:

     .    For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal
          Underwriter to investment dealers.

     .    For Class B and 529-B shares sold prior to April 21, 2009, the
          Principal Underwriter sold its rights to the 0.75%
          distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The
          Principal Underwriter compensated investment dealers for sales of
          Class B and 529-B shares out of the proceeds of this sale and kept any amounts remaining after this compensation was paid.

     .    For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class
C and 529-C shares. The fund also reimbursed the Principal Underwriter for advancing immediate service fees to qualified dealers on sales of Class B and
529-B shares prior to April 21, 2009. The fund also reimburses the Principal
Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to qualified dealers and advisers in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4
shares.

                Capital World Growth and Income Fund -- Page 32

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                            COMMISSIONS,        ALLOWANCE OR
                                                               REVENUE          COMPENSATION
                                       FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
------------------------------------------------------------------------------------------------
            CLASS A                          2008            $45,900,000        $208,281,000
                                             2007             65,458,000         293,825,000
                                             2006             59,586,000         269,325,000
------------------------------------------------------------------------------------------------
            CLASS B                          2008              2,775,000          19,639,000
                                             2007              4,286,000          27,747,000
                                             2006              3,758,000          27,113,000
------------------------------------------------------------------------------------------------
            CLASS C                          2008              6,852,000          15,645,000
                                             2007                 15,000          25,100,000
                                             2006                451,000          20,217,000
------------------------------------------------------------------------------------------------
          CLASS 529-A                        2008              2,328,000          11,086,000
                                             2007              2,547,000          12,005,000
                                             2006              1,866,000           8,822,000
------------------------------------------------------------------------------------------------
          CLASS 529-B                        2008                170,000           1,330,000
                                             2007                191,000           1,287,000
                                             2006                157,000           1,063,000
------------------------------------------------------------------------------------------------
          CLASS 529-C                        2008                 52,000           1,228,000
                                             2007                     --           1,329,000
                                             2006                     --             899,000
------------------------------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 33

Plans of distribution -- The fund has adopted plans of distribution (the
"Plans") pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of directors has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, Class R-5 or Class R-6, no 12b-1 fees are paid from Class F-2, Class R-5 or Class R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund's average daily net assets attributable to the applicable share class, are disclosed in the prospectus under "Fees and expenses of the fund." Further information regarding the amounts available under each Plan is in the "Plans of Distribution" section of the prospectus.

Following is a brief description of the Plans:

     CLASS A AND 529-A -- For Class A and 529-A shares, up to 0.25% of the fund's average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal
     Underwriter for distribution-related expenses. The fund may annually expend up to 0.30% for Class A shares and up to 0.50% for Class 529-A shares under the applicable Plan.

     Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these "no load" purchases (which are described in further detail under the "Sales
     Charges" section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal
     Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

     CLASS B AND 529-B -- The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to 0.25% of the fund's average daily net assets attributable to such shares for paying service-related expenses and 0.75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

     OTHER SHARE CLASSES (CLASS C, 529-C, F-1, 529-F-1, 529-E, R-1, R-2, R-3 AND
     R-4) -- The Plans for each of the other share classes that have adopted
     Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund's average daily net assets attributable to such shares:

                Capital World Growth and Income Fund -- Page 34

                                                                        TOTAL
                                           SERVICE    DISTRIBUTION    ALLOWABLE
                                           RELATED      RELATED         UNDER
                  SHARE CLASS            PAYMENTS/1/  PAYMENTS/1/    THE PLANS/2/
----------------------------------------------------------------------------------
          Class C                           0.25%        0.75%          1.00%
----------------------------------------------------------------------------------
          Class 529-C                       0.25         0.75           1.00
----------------------------------------------------------------------------------
          Class F-1                         0.25           --           0.50
----------------------------------------------------------------------------------
          Class 529-F-1                     0.25           --           0.50
----------------------------------------------------------------------------------
          Class 529-E                       0.25         0.25           0.75
----------------------------------------------------------------------------------
          Class R-1                         0.25         0.75           1.00
----------------------------------------------------------------------------------
          Class R-2                         0.25         0.50           1.00
----------------------------------------------------------------------------------
          Class R-3                         0.25         0.25           0.75
----------------------------------------------------------------------------------
          Class R-4                         0.25           --           0.50
----------------------------------------------------------------------------------

     1  Amounts in these columns represent the amounts approved by the board of directors under the applicable Plan.
     2  The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of directors.

During the 2008 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                      12B-1 UNPAID LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $168,866,000               $24,141,000
------------------------------------------------------------------------------
        CLASS B                   41,223,000                 3,031,000
------------------------------------------------------------------------------
        CLASS C                   87,682,000                10,645,000
------------------------------------------------------------------------------
       CLASS F-1                  14,934,000                 2,816,000
------------------------------------------------------------------------------
      CLASS 529-A                  3,394,000                   621,000
------------------------------------------------------------------------------
      CLASS 529-B                  2,004,000                   170,000
------------------------------------------------------------------------------
      CLASS 529-C                  4,835,000                   758,000
------------------------------------------------------------------------------
      CLASS 529-E                    387,000                    69,000
------------------------------------------------------------------------------
     CLASS 529-F-1                         0                         0
------------------------------------------------------------------------------
       CLASS R-1                   1,616,000                   352,000
------------------------------------------------------------------------------
       CLASS R-2                   8,818,000                 1,579,000
------------------------------------------------------------------------------
       CLASS R-3                   9,311,000                 1,668,000
------------------------------------------------------------------------------
       CLASS R-4                   3,845,000                   725,000
------------------------------------------------------------------------------

                Capital World Growth and Income Fund -- Page 35

Approval of the Plans -- As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of directors and separately by a majority of the independent directors of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent directors of the fund are committed to the discretion of the independent directors during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of directors and the Plans must be renewed annually by the board of directors.

FEE TO VIRGINIA COLLEGE SAVINGS PLAN -- With respect to Class 529 shares, as compensation for its oversight and administration, Virginia College Savings Plan receives a quarterly fee accrued daily and calculated at the annual rate of
0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds, 0.09% on net assets between $30 billion and $60 billion,
0.08% on net assets between $60 billion and $90 billion, 0.07% on net assets between $90 billion and $120 billion, and 0.06% on net assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the
American Funds for the last month of the prior calendar quarter.

FUND EXPENSES -- In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the annual fund operating expenses table in the prospectus.

                Capital World Growth and Income Fund -- Page 36

OTHER COMPENSATION TO DEALERS -- As of July 2009, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     AIG Advisors Group
              Advantage Capital Corporation
              American General Securities Incorporated
              FSC Securities Corporation
              Royal Alliance Associates, Inc.
              SagePoint Financial, Inc.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.
     HTK / Janney Montgomery Group
              Hornor, Townsend & Kent, Inc.
              Janney Montgomery Scott LLC
     ING Advisors Network Inc.
              Bancnorth Investment Group, Inc.
              Financial Network Investment Corporation
              Guaranty Brokerage Services, Inc.
              ING Financial Partners, Inc.
              Multi-Financial Securities Corporation
              Primevest Financial Services, Inc.
     Intersecurities / Transamerica
              InterSecurities, Inc.
              Transamerica Financial Advisors, Inc.
     J. J. B. Hilliard, W. L. Lyons, LLC
     JJB Hilliard/PNC Bank
              PNC Bank, National Association
              PNC Investments LLC
     Lincoln Financial Advisors Corporation
     Lincoln Financial Securities Corporation
     LPL Group
              Associated Securities Corp.
              LPL Financial Corporation
              Mutual Service Corporation
              Uvest Investment Services
              Waterstone Financial Group, Inc.
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises
              Metlife Securities Inc.
              New England Securities
              Tower Square Securities, Inc.
              Walnut Street Securities, Inc.
     MML Investors Services, Inc.

                Capital World Growth and Income Fund -- Page 37

     Morgan Keegan & Company, Inc.
     Morgan Stanley Smith Barney LLC
     National Planning Holdings Inc.
              Invest Financial Corporation
              Investment Centers of America, Inc.
              National Planning Corporation
              SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Park Avenue Securities LLC

     PFS Investments Inc.
     Raymond James Group
              Raymond James & Associates, Inc.
              Raymond James Financial Services Inc.
     RBC Capital Markets Corporation
     Robert W. Baird & Co. Incorporated
     Securian / C.R.I.
              CRI Securities, LLC
              Securian Financial Services, Inc.
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     Wells Fargo Network
              A. G. Edwards, A Division Of Wells Fargo Advisors, LLC
              First Clearing LLC
              H.D. Vest Investment Securities, Inc.
              Wells Fargo Advisors Financial Network, LLC
              Wells Fargo Advisors Investment Services Group
              Wells Fargo Advisors Latin American Channel
              Wells Fargo Advisors Private Client Group
           Wells Fargo Investments, LLC

                Capital World Growth and Income Fund -- Page 38

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation.
Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated
brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain "best execution" (the most favorable total price reasonably attainable under the circumstances) for the fund's portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer's ability to offer liquidity and anonymity. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser's judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser's research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

                Capital World Growth and Income Fund -- Page 39

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934.
Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser's overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less than the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm's request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c)
the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time,
(i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales

                Capital World Growth and Income Fund -- Page 40

and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund's portfolio transactions.

Brokerage commissions paid on portfolio transactions for the fiscal years ended
November 30, 2008, 2007 and 2006 amounted to $78,720,000, $74,492,000 and
$66,326,000, respectively. The volume of trading activity increased during these years, resulting in an increase in brokerage commissions paid on portfolio transactions.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Citigroup Global Markets Inc., Credit Suisse Group, J.P.
Morgan Securities Inc. and UBS Financial Services Inc. As of the fund's most recent fiscal year-end, the fund held equity securities of Citigroup Inc. in the amount of $34,406,000, Credit Suisse Group in the amount of $29,375,000,
JPMorgan Chase & Co. in the amount of $232,701,000  and UBS AG in the amount of
$97,149,000 and debt securities of JPMorgan Chase & Co. in the amount of
$99,763,000.

                Capital World Growth and Income Fund -- Page 41

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of directors and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.
The fund's custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to preclear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the "Code of Ethics" section in this statement of additional information and the Code of Ethics. Third party service providers of the fund, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons will be bound by agreements (including confidentiality agreements)
or fiduciary obligations that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

                Capital World Growth and Income Fund -- Page 42

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                Capital World Growth and Income Fund -- Page 43

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund's share price would still be determined as of 4 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr.
Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day;
Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than American Funds Money Market Fund) are valued, and the net asset values per share for each share class are determined, as indicated below.
The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from one or more independent pricing vendors, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing vendors base bond prices on, among other things, valuation matrices which may incorporate dealer-supplied valuations, proprietary pricing models and an evaluation of the yield curve as of approximately 3 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value.

                Capital World Growth and Income Fund -- Page 44

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of currencies other than U.S.
dollars are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund's net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

                Capital World Growth and Income Fund -- Page 45

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes.
Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

                Capital World Growth and Income Fund -- Page 46

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
generally means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

                Capital World Growth and Income Fund -- Page 47

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently. When a dividend or a capital gain is distributed by the fund, the net asset value per share is reduced by the amount of the payment.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations and meets the applicable holding period requirement, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

                Capital World Growth and Income Fund -- Page 48

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund to corporate shareholders may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to distribute its net capital gain each year. The fund's net capital gain is the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term

                Capital World Growth and Income Fund -- Page 49

     capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     All or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on
     Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder other than a corporation meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of net capital gain that the fund properly designates as "capital gain dividends" generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. For non-corporate shareholders, a capital gain distribution by the fund is subject to a maximum tax rate of
     15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

                Capital World Growth and Income Fund -- Page 50

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                Capital World Growth and Income Fund -- Page 51

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F-1 SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR
529-F-1 SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE
PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY
RELATING TO THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE
RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR
INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- Using the American FundsLine. Please see the "Shareholder
     account services and privileges" section of this statement of additional information for more information regarding this service.

     BY INTERNET -- Using americanfunds.com. Please see the "Shareholder account services and privileges" section of this statement of additional information for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

                Capital World Growth and Income Fund -- Page 52

           Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

OTHER PURCHASE INFORMATION -- The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the
Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

Class R-5 and R-6 shares may also be made available to the Virginia College
Savings Plan for use in the Virginia Education Savings Trust and the Virginia
Prepaid Education Program.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .    Retirement accounts that are funded with employer contributions; and

     .    Accounts that are funded with monies set by court decree.

                Capital World Growth and Income Fund -- Page 53

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts' purchase orders for fund shares, such accounts are not required to meet the fund's minimum amount for subsequent purchases.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of American Funds Money
Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of
American Funds Money Market Fund to Class C shares of Intermediate Bond Fund of
America, Limited Term Tax-Exempt Bond Fund of America or Short-Term Bond Fund of
America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds Money Market Fund are subject to applicable sales charges, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of
Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" in this statement of additional information. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES
AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" in this statement of additional information).

                Capital World Growth and Income Fund -- Page 54

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     If you wish to "move" your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

     EXCHANGING CLASS B SHARES FOR CLASS A SHARES -- If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a
     Class A sales charge. If, however, you exchange your Class B shares for
     Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS A SHARES -- If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

     EXCHANGING CLASS F SHARES FOR CLASS A SHARES -- You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following requirements are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class F shares in the program for at least one year, and (c)
     you notify American Funds Service Company of your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class
     F shares to receive the Class A shares without paying an initial Class A sales charge.

                Capital World Growth and Income Fund -- Page 55

     EXCHANGING CLASS A SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges
     (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

     EXCHANGING CLASS A SHARES FOR CLASS R SHARES -- Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

     EXCHANGING CLASS F-1 SHARES FOR CLASS F-2 SHARES -- If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service
     Company at 800/421-0180 for more information.

     NON-REPORTABLE TRANSACTIONS -- Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by
     American Funds Service Company and processed as a single transaction.

                Capital World Growth and Income Fund -- Page 56

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     A 403(b) plan may not invest in Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

     Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1,
     2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009 are treated as accounts of an employer-sponsored plan for sales charge purposes.

     PURCHASES BY SEP PLANS AND SIMPLE IRA PLANS

     Participant accounts in a Simplified Employee Pension (SEP) plan or a
     Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE
     IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
     Distributors, Inc. In the case where the employer adopts any other plan
     (including, but not limited to, an IRS model agreement), each participant's account in the plan will be aggregated with the participant's own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE
     IRA plan with a certain method of aggregating participant accounts as of
     November 15, 2004 may continue with that method so long as the employer has not modified the plan document since that date.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the

                Capital World Growth and Income Fund -- Page 57

          spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

                Capital World Growth and Income Fund -- Page 58

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and
0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                Capital World Growth and Income Fund -- Page 59

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a
     13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

     The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new
     Statement will be established.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate. In addition, effective May 1, 2009, the

                Capital World Growth and Income Fund -- Page 60

     Statements for these plans will expire if they have not been met by the next anniversary of the establishment of such Statement. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plans, such as an IRA,
          single-participant Keogh-type plan, or a participant account of a
          403(b) plan that is treated as an individual-type plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" in this statement of additional information);

     .    SEP plans and SIMPLE IRA plans established after November 15, 2004 by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

                Capital World Growth and Income Fund -- Page 61

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

     .    for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

     .    for a SEP or SIMPLE IRA plan established after November 15, 2004 by an employer adopting a prototype plan produced by American Funds
          Distributors, Inc.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as holdings in Endowments and applicable holdings in the American Funds Target Date Retirement Series. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March
     31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments and applicable holdings in the American Funds Target Date
     Retirement Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds
     Money Market Fund are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") as of the day prior to your American Funds investment or
     (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

                Capital World Growth and Income Fund -- Page 62

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

     RIGHT OF REINVESTMENT -- As described in the prospectus, certain transactions may be eligible for investment without a sales charge pursuant to the fund's right of reinvestment policy. Recent legislation suspended required minimum distributions from individual retirement accounts and employer-sponsored retirement plan accounts for the 2009 tax year. Given this suspension, proceeds from an automatic withdrawal plan to satisfy a required minimum distribution may be invested without a sales charge for the 2009 tax year, or any subsequent period, to the extent such legislation is extended. This policy is subject to any restrictions regarding the investment of proceeds from a required minimum distribution that may be established by the transfer agent.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

                Capital World Growth and Income Fund -- Page 63

     .    Redemptions through an automatic withdrawal plan ("AWP") (see
          "Automatic withdrawals" under "Shareholder account services and privileges" in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.
          Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.
          Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds Money Market Fund are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                Capital World Growth and Income Fund -- Page 64

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial
Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds
Money Market Fund be wired to your bank by writing American Funds Service
Company. A signature guarantee is required on all requests to wire funds.

                Capital World Growth and Income Fund -- Page 65

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

                Capital World Growth and Income Fund -- Page 66

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American
Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day.
However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your adviser or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

                Capital World Growth and Income Fund -- Page 67

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds Money Market Fund upon meeting the fund's initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's articles of incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's articles of incorporation permit payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund's board of directors. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                Capital World Growth and Income Fund -- Page 68

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds securities of issuers outside the U.S., the
Custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service
Company was paid a fee of $81,984,000 for Class A shares and $4,715,000 for
Class B shares for the 2008 fiscal year. American Funds Service Company is also compensated for certain transfer agency services provided to all share classes from the administrative services fees paid to Capital Research and Management
Company and from the relevant share class, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- PricewaterhouseCoopers LLP, 350
South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been audited by
PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of directors.

INDEPENDENT LEGAL COUNSEL -- O'Melveny & Myers LLP, 400 South Hope Street, Los
Angeles, CA 90071, serves as independent legal counsel ("counsel") for the fund and for independent directors in their capacities as such. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by O'Melveny & Myers LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund's counsel will be made at least annually by the independent directors of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on November 30. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund's investment portfolio or summary investment

                Capital World Growth and Income Fund -- Page 69

portfolio, financial statements and other information. Shareholders may request a copy of the fund's current prospectus at no cost by calling 800/421-0180 or by sending an e-mail request to prospectus@americanfunds.com. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD (now the Financial Industry
Regulatory Authority, or FINRA) filed an administrative complaint against the
Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, a
FINRA Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. On April 30, 2008, FINRA's National Adjudicatory Council affirmed the decision by FINRA's Hearing Panel. The Principal Underwriter has appealed this decision to the Securities and Exchange Commission.

The investment adviser and Principal Underwriter believe that the likelihood that this matter could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to this and other matters. The investment adviser believes that these suits are without merit and will defend itself vigorously.

                Capital World Growth and Income Fund -- Page 70

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- NOVEMBER 30, 2008

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $25.50
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $27.06

OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements, including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report, are included in this statement of additional information. The following information on fund numbers is not included in the annual report:

                Capital World Growth and Income Fund -- Page 71

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                               FUND NUMBERS
                              -------------------------------------------------
FUND                          CLASS A  CLASS B  CLASS C  CLASS F-1   CLASS F-2
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . .     002      202      302       402         602
American Balanced Fund/(R)/     011      211      311       411         611
American Mutual Fund/(R)/ .     003      203      303       403         603
Capital Income Builder/(R)/     012      212      312       412         612
Capital World Growth and
Income Fund/SM/ . . . . . .     033      233      333       433         633
EuroPacific Growth Fund/(R)/    016      216      316       416         616
Fundamental Investors/SM/ .     010      210      310       410         610
The Growth Fund of
America/(R)/. . . . . . . .     005      205      305       405         605
The Income Fund of
America/(R)/. . . . . . . .     006      206      306       406         606
International Growth and
Income Fund/SM/ . . . . . .     034      234      334       434         634
The Investment Company of
America/(R)/. . . . . . . .     004      204      304       404         604
The New Economy Fund/(R)/ .     014      214      314       414         614
New Perspective Fund/(R)/ .     007      207      307       407         607
New World Fund/(R)/ . . . .     036      236      336       436         636
SMALLCAP World Fund/(R)/  .     035      235      335       435         635
Washington Mutual Investors
Fund/SM/  . . . . . . . . .     001      201      301       401         601
BOND FUNDS
American Funds Short-Term
Tax-Exempt Bond Fund/SM/  .     039      N/A      N/A       439         639
American High-Income
Municipal Bond Fund/(R)/  .     040      240      340       440         640
American High-Income
Trust/SM/ . . . . . . . . .     021      221      321       421         621
The Bond Fund of America/SM/    008      208      308       408         608
Capital World Bond Fund/(R)/    031      231      331       431         631
Intermediate Bond Fund of
America/SM/ . . . . . . . .     023      223      323       423         623
Limited Term Tax-Exempt Bond
Fund of America/SM/ . . . .     043      243      343       443         643
Short-Term Bond Fund of
America/SM/ . . . . . . . .     048      248      348       448         648
The Tax-Exempt Bond Fund of
America/(R)/. . . . . . . .     019      219      319       419         619
The Tax-Exempt Fund of
California/(R)/*. . . . . .     020      220      320       420         620
The Tax-Exempt Fund of
Maryland/(R)/*. . . . . . .     024      224      324       424         624
The Tax-Exempt Fund of
Virginia/(R)/*. . . . . . .     025      225      325       425         625
U.S. Government Securities
Fund/SM/. . . . . . . . . .     022      222      322       422         622
MONEY MARKET FUNDS
American Funds Money Market
Fund/SM/  . . . . . . . . .     059      259      359       459         659
___________
*Qualified for sale only in certain jurisdictions.

                Capital World Growth and Income Fund -- Page 72

                                                 FUND NUMBERS
                                 ----------------------------------------------
                                  CLASS    CLASS    CLASS    CLASS     CLASS
FUND                              529-A    529-B    529-C    529-E    529-F-1
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . .    1002     1202     1302     1502       1402
American Balanced Fund . . . .    1011     1211     1311     1511       1411
American Mutual Fund . . . . .    1003     1203     1303     1503       1403
Capital Income Builder . . . .    1012     1212     1312     1512       1412
Capital World Growth and Income
Fund . . . . . . . . . . . . .    1033     1233     1333     1533       1433
EuroPacific Growth Fund  . . .    1016     1216     1316     1516       1416
Fundamental Investors  . . . .    1010     1210     1310     1510       1410
The Growth Fund of America . .    1005     1205     1305     1505       1405
The Income Fund of America . .    1006     1206     1306     1506       1406
International Growth and Income
Fund . . . . . . . . . . . . .    1034     1234     1334     1534       1434
The Investment Company of
America. . . . . . . . . . . .    1004     1204     1304     1504       1404
The New Economy Fund . . . . .    1014     1214     1314     1514       1414
New Perspective Fund . . . . .    1007     1207     1307     1507       1407
New World Fund . . . . . . . .    1036     1236     1336     1536       1436
SMALLCAP World Fund  . . . . .    1035     1235     1335     1535       1435
Washington Mutual Investors
Fund . . . . . . . . . . . . .    1001     1201     1301     1501       1401
BOND FUNDS
American High-Income Trust . .    1021     1221     1321     1521       1421
The Bond Fund of America . . .    1008     1208     1308     1508       1408
Capital World Bond Fund  . . .    1031     1231     1331     1531       1431
Intermediate Bond Fund of
America. . . . . . . . . . . .    1023     1223     1323     1523       1423
Short-Term Bond Fund of America   1048     1248     1348     1548       1448
U.S. Government Securities Fund   1022     1222     1322     1522       1422
MONEY MARKET FUND
American Funds Money Market
Fund . . . . . . . . . . . . .    1059     1259     1359     1559       1459

                Capital World Growth and Income Fund -- Page 73

                                               FUND NUMBERS
                                     ------------------------------------------
                                     CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                  R-1    R-2    R-3    R-4    R-5     R-6
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . .   2102   2202   2302   2402   2502    2602
American Balanced Fund . . . . . .   2111   2211   2311   2411   2511    2611
American Mutual Fund . . . . . . .   2103   2203   2303   2403   2503    2603
Capital Income Builder . . . . . .   2112   2212   2312   2412   2512    2612
Capital World Growth and Income
Fund . . . . . . . . . . . . . . .   2133   2233   2333   2433   2533    2633
EuroPacific Growth Fund  . . . . .   2116   2216   2316   2416   2516    2616
Fundamental Investors  . . . . . .   2110   2210   2310   2410   2510    2610
The Growth Fund of America . . . .   2105   2205   2305   2405   2505    2605
The Income Fund of America . . . .   2106   2206   2306   2406   2506    2606
International Growth and Income
Fund . . . . . . . . . . . . . . .   2134   2234   2334   2434   2534    2634
The Investment Company of America    2104   2204   2304   2404   2504    2604
The New Economy Fund . . . . . . .   2114   2214   2314   2414   2514    2614
New Perspective Fund . . . . . . .   2107   2207   2307   2407   2507    2607
New World Fund . . . . . . . . . .   2136   2236   2336   2436   2536    2636
SMALLCAP World Fund  . . . . . . .   2135   2235   2335   2435   2535    2635
Washington Mutual Investors Fund .   2101   2201   2301   2401   2501    2601
BOND FUNDS
American High-Income Trust . . . .   2121   2221   2321   2421   2521    2621
The Bond Fund of America . . . . .   2108   2208   2308   2408   2508    2608
Capital World Bond Fund  . . . . .   2131   2231   2331   2431   2531    2631
Intermediate Bond Fund of America    2123   2223   2323   2423   2523    2623
Short-Term Bond Fund of America. .   2148   2248   2348   2448   2548    2648
U.S. Government Securities Fund  .   2122   2222   2322   2422   2522    2622
MONEY MARKET FUNDS
American Funds Money Market Fund .   2159   2259   2359   2459   2559    2659
___________
*Qualified for sale only in certain jurisdictions.

                Capital World Growth and Income Fund -- Page 74

                                           FUND NUMBERS
                            ---------------------------------------------------
                                     CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                        CLASS A   R-1    R-2    R-3    R-4    R-5     R-6
-------------------------------------------------------------------------------
AMERICAN FUNDS TARGET DATE RETIREMENT SERIES/(R)/
American Funds 2050 Target
Date Retirement Fund/(R)/     069    2169   2269   2369   2469   2569    2669
American Funds 2045 Target
Date Retirement Fund/(R)/     068    2168   2268   2368   2468   2568    2668
American Funds 2040 Target
Date Retirement Fund/(R)/     067    2167   2267   2367   2467   2567    2667
American Funds 2035 Target
Date Retirement Fund/(R)/     066    2166   2266   2366   2466   2566    2666
American Funds 2030 Target
Date Retirement Fund/(R)/     065    2165   2265   2365   2465   2565    2665
American Funds 2025 Target
Date Retirement Fund/(R)/     064    2164   2264   2364   2464   2564    2664
American Funds 2020 Target
Date Retirement Fund/(R)/     063    2163   2263   2363   2463   2563    2663
American Funds 2015 Target
Date Retirement Fund/(R)/     062    2162   2262   2362   2462   2562    2662
American Funds 2010 Target
Date Retirement Fund/(R)/     061    2161   2261   2361   2461   2561    2661

                Capital World Growth and Income Fund -- Page 75

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                Capital World Growth and Income Fund -- Page 76

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                Capital World Growth and Income Fund -- Page 77

C
A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                Capital World Growth and Income Fund -- Page 78

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

STANDARD & POOR'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                Capital World Growth and Income Fund -- Page 79
....

[logo – American Funds®]

Capital World Growth and Income FundSM
Investment portfolio

November 30, 2008

Common stocks — 87.60%	Shares	Value (000)

TELECOMMUNICATION SERVICES — 11.70%
France Télécom SA1	42,646,204	$1,100,008
Verizon Communications Inc.	30,490,000	995,499
AT&T Inc.	30,237,874	863,594
Vodafone Group PLC1	341,090,328	666,185
América Móvil, SAB de CV, Series L (ADR)	15,725,500	471,765
Koninklijke KPN NV1	32,639,600	451,021
Singapore Telecommunications Ltd.1	220,915,810	371,160
Philippine Long Distance Telephone Co.1	4,826,520	231,791
Philippine Long Distance Telephone Co. (ADR)	1,650,000	79,118
Belgacom SA1	5,986,500	218,053
Teléfonos de México, SAB de CV, Class L (ADR)	12,004,625	208,400
Telekomunikacja Polska SA1	31,729,100	208,134
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	307,932,500	151,184
Turkcell Iletisim Hizmetleri AS1	24,267,000	135,150
Telenor ASA1	24,082,900	131,037
OJSC Mobile TeleSystems (ADR)	4,319,237	128,022
Telefónica, SA1	6,000,000	121,744
Qwest Communications International Inc.	34,599,000	110,717
Far EasTone Telecommunications Co., Ltd.1	94,399,881	110,510
Chunghwa Telecom Co., Ltd.1	67,881,000	106,611
Taiwan Mobile Co., Ltd.1	62,519,050	93,073
Deutsche Telekom AG1	6,500,000	90,407
Türk Telekomünikasyon AS, Class D1,2	39,150,000	85,798
Telecom Italia SpA, nonvoting1	90,000,000	77,143
Sprint Nextel Corp., Series 1	23,200,000	64,728
MTN Group Ltd.1	6,042,013	63,282
Telekom Austria AG, non-registered shares1	4,589,897	61,424
Telmex Internacional, SAB de CV, Class L (ADR)	3,545,500	34,356
Globe Telecom, Inc.1	1,200,880	20,358
Advanced Info Service PCL1	9,024,800	19,625
Embarq Corp.	550,000	17,952
Orascom Telecom Holding SAE (GDR)1	712,205	15,712
Magyar Telekom Telecommunications PLC1	5,243,600	15,525
DiGi.Com Bhd.1	2,425,000	13,871
TM International Bhd.1,2	13,175,300	13,730
Joint-Stock Financial Corp. Sistema (GDR)1	636,000	3,592
Telekom Malaysia Bhd.1	1,490,400	1,283
		7,551,562

FINANCIALS — 10.22%
HSBC Holdings PLC (United Kingdom)1	48,871,269	531,718
HSBC Holdings PLC (Hong Kong)1	30,378,400	326,519
Banco Santander, SA1	73,983,121	607,968
Banco Bradesco SA, preferred nominative	37,194,418	395,552
QBE Insurance Group Ltd.1	24,370,443	382,746
AXA SA1	17,712,587	338,853
Wells Fargo & Co.	10,000,000	288,900
JPMorgan Chase & Co.	7,350,000	232,701
Sun Hung Kai Properties Ltd.1	29,490,000	231,487
BOC Hong Kong (Holdings) Ltd.1	199,748,000	227,903
Prudential PLC1	42,788,458	223,187
BNP Paribas SA1	3,581,225	198,372
Sampo Oyj, Class A1	9,845,675	183,826
United Overseas Bank Ltd.1	19,089,000	165,708
Banco do Brasil SA, ordinary nominative	25,129,500	155,161
AMP Ltd.1	41,197,132	145,769
DBS Group Holdings Ltd1	19,345,000	119,711
Intesa Sanpaolo SpA1	37,800,000	114,203
UBS AG1,2	7,705,724	97,149
Hang Seng Bank Ltd.1	7,539,700	96,496
Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,405,200	90,059
UniCredit SpA1	37,801,040	86,838
Oversea-Chinese Banking Corp. Ltd.1	24,917,000	84,553
Bank of China Ltd., Class H1	265,000,000	83,843
Banco Bilbao Vizcaya Argentaria, SA1	8,033,000	83,561
Swire Pacific Ltd., Class A1	12,300,000	82,784
PNC Financial Services Group, Inc.	1,500,000	79,155
Bank of the Philippine Islands1	89,841,690	77,756
Banco Itaú Holding Financeira SA, preferred nominative	6,371,525	73,289
Shinhan Financial Group Co., Ltd.1	3,433,200	71,533
Société Générale1	1,488,750	63,663
Bank of America Corp.	3,869,700	62,883
NIPPONKOA Insurance Co., Ltd.1	8,860,000	56,724
Kimco Realty Corp.	3,632,329	51,397
ING Groep NV, depository receipts1	5,756,000	48,305
National Bank of Greece SA1	2,475,200	47,248
Swedbank AB, Class A1	6,366,300	45,771
Westfield Group1	4,551,945	44,989
DnB NOR ASA1	10,719,500	41,009
Commerzbank AG1	4,251,000	39,179
Erste Bank der oesterreichischen Sparkassen AG1	1,351,545	30,843
Credit Suisse Group AG1	1,000,000	29,375
Grupo Financiero Banorte, SAB de CV, Series O	17,058,553	27,342
Admiral Group PLC1	1,611,093	24,460
HBOS PLC1	14,376,919	20,375
Fifth Third Bancorp	2,000,000	19,120
GAGFAH SA1	3,472,754	10,265
Hypo Real Estate Holding AG1	2,790,072	9,871
PT Bank Central Asia Tbk1	40,691,000	9,221
Allied Capital Corp.	3,798,000	8,887
EFG Eurobank Ergasias SA1	807,029	6,778
ICICI Bank Ltd.1	934,200	6,714
ICICI Bank Ltd. (ADR)	4,000	57
Developers Diversified Realty Corp.	1,250,000	6,000
American International Group, Inc.	2,200,000	4,422
Crédit Agricole SA1	183,038	2,042
		6,594,240

ENERGY — 10.13%
Royal Dutch Shell PLC, Class B1	15,988,849	423,164
Royal Dutch Shell PLC, Class A (ADR)	5,220,000	279,009
Royal Dutch Shell PLC, Class A1	7,850,000	208,214
Royal Dutch Shell PLC, Class B (ADR)	689,599	36,721
Chevron Corp.	11,176,962	883,092
Eni SpA1	35,635,000	807,879
ConocoPhillips	15,259,000	801,403
Woodside Petroleum Ltd.1	19,555,433	463,081
TOTAL SA1	6,954,000	364,652
Schlumberger Ltd.	7,045,000	357,463
OAO Gazprom (ADR)1	13,152,000	230,938
China National Offshore Oil Corp.1	269,385,900	220,621
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	12,181,100	216,580
Sasol Ltd.1	6,153,000	177,052
Husky Energy Inc.	6,030,000	155,990
Marathon Oil Corp.	5,340,000	139,801
Canadian Oil Sands Trust	5,257,800	109,449
Canadian Oil Sands Trust3	1,100,000	22,898
Diamond Offshore Drilling, Inc.	1,543,400	113,903
StatoilHydro ASA1	6,319,495	107,622
Canadian Natural Resources, Ltd.	2,080,000	87,437
Oil & Natural Gas Corp. Ltd.1	4,795,430	67,542
PetroChina Co. Ltd., Class H1	76,850,000	63,461
PTT Exploration and Production PCL1	22,521,000	59,497
SBM Offshore NV1	3,456,000	53,946
OAO LUKOIL (ADR)1	1,400,000	45,646
Motor Oil (Hellas) Corinth Refineries SA1	3,796,389	40,273
		6,537,334

HEALTH CARE — 9.43%
Roche Holding AG1	9,620,987	1,353,723
Bayer AG, non-registered shares1	17,852,000	927,142
Merck & Co., Inc.	21,684,400	579,407
Novartis AG1	12,094,000	565,757
Schering-Plough Corp.	23,000,000	386,630
Novo Nordisk A/S, Class B1	7,463,781	381,309
Pfizer Inc	14,750,000	242,343
Takeda Pharmaceutical Co. Ltd.1	4,616,000	222,934
Daiichi Sankyo Co., Ltd.1	10,751,500	221,369
Fresenius Medical Care AG & Co. KGaA1	4,234,150	184,887
Abbott Laboratories	3,490,000	182,841
Merck KGaA1	1,643,820	138,038
UCB SA1	3,510,000	105,253
Bristol-Myers Squibb Co.	5,000,000	103,500
Medtronic, Inc.	2,843,800	86,793
Nobel Biocare Holding AG1	5,072,787	77,537
AstraZeneca PLC (Sweden)1	2,000,000	74,527
Eli Lilly and Co.	2,000,000	68,300
Lonza Group Ltd.1	656,299	54,331
Cochlear Ltd.1	1,212,000	43,942
Johnson & Johnson	552,000	32,336
Richter Gedeon NYRT1	219,500	29,512
Orion Oyj, Class B1	1,610,301	23,543
		6,085,954

CONSUMER DISCRETIONARY — 8.22%
Vivendi SA1	14,965,100	423,898
Daimler AG1	12,102,500	382,038
Cie. Générale des Établissements Michelin, Class B1	6,914,000	331,583
Industria de Diseno Textil, SA1	9,434,367	316,697
OPAP (Greek Organization of Football Prognostics) SA1	12,437,410	308,225
H & M Hennes & Mauritz AB, Class B1	6,956,875	256,693
Honda Motor Co., Ltd.1	10,869,300	238,810
McDonald’s Corp.	4,000,000	235,000
Toyota Motor Corp.1	7,319,000	230,240
Target Corp.	6,508,000	219,710
Esprit Holdings Ltd.1	46,104,500	215,765
Renault SA1	8,164,239	180,193
British Sky Broadcasting Group PLC1	24,758,900	168,753
Lowe’s Companies, Inc.	7,535,800	155,690
AB Electrolux, Series B1	16,976,000	144,364
Marks and Spencer Group PLC1	39,654,674	138,489
Sherwin-Williams Co.	2,340,000	137,896
Li & Fung Ltd.1	72,194,000	131,423
Fiat SpA1	13,600,000	100,609
Home Depot, Inc.	4,000,000	92,440
Lotte Shopping Co.1	726,381	88,839
YUM! Brands, Inc.	3,000,000	80,820
Expedia, Inc.2	8,798,000	73,903
Time Warner Inc.	8,000,000	72,400
Whirlpool Corp.	1,563,730	61,580
adidas AG1	1,630,000	50,960
Carnival Corp., units	2,382,284	50,028
Johnson Controls, Inc.	2,800,000	49,448
Billabong International Ltd.1	6,950,000	48,331
Hyundai Motor Co.1	1,688,773	47,799
Home Retail Group PLC1	12,000,000	37,744
D.R. Horton, Inc.	5,350,000	36,754
Kesa Electricals PLC1,4	26,593,098	32,727
Swatch Group Ltd, non-registered shares1	207,350	24,622
Swatch Group Ltd1	295,873	6,688
Kingfisher PLC1	16,730,999	30,712
Aristocrat Leisure Ltd.1	8,517,734	21,958
Fairfax Media Ltd.1	18,000,000	16,106
Limited Brands, Inc.	1,500,000	13,965
Mattel, Inc.	1,000,000	13,670
KB Home	1,000,000	11,630
Hyundai Mobis Co., Ltd.1	254,070	10,748
News Corp., Class A	1,119,458	8,844
DSG International PLC1	16,011,657	2,890
ProSiebenSAT.1 Media AG, nonvoting preferred1	937,098	2,002
		5,303,684

INFORMATION TECHNOLOGY — 7.83%
Microsoft Corp.	58,220,000	1,177,208
Taiwan Semiconductor Manufacturing Co. Ltd.1	635,454,869	784,383
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	21,930,929	156,806
Automatic Data Processing, Inc.	11,655,000	478,554
Canon, Inc.1	11,545,000	343,380
Murata Manufacturing Co., Ltd.1	7,414,000	254,935
Cisco Systems, Inc.2	14,720,000	243,469
Oracle Corp.2	14,875,000	239,339
Mediatek Incorporation1	22,436,100	149,536
Nokia Corp. (ADR)	8,169,800	115,766
Nokia Corp.1	1,971,000	27,863
Delta Electronics, Inc.1	71,417,765	139,167
Toshiba Corp.1	37,303,000	136,436
Redecard SA, ordinary nominative	11,517,700	132,086
Siliconware Precision Industries Co., Ltd.1	151,319,210	126,032
HTC Corp.1	11,281,500	112,372
Intel Corp.	7,799,500	107,633
HOYA CORP.1	4,438,000	63,856
Hewlett-Packard Co.	1,800,000	63,504
Acer Inc.1	35,858,338	45,772
Yahoo! Inc.2	3,960,200	45,582
Microchip Technology Inc.	1,340,000	24,790
International Business Machines Corp.	250,000	20,400
Ibiden Co., Ltd.1	1,200,000	18,841
SAP AG1	495,847	17,026
Seagate Technology	2,600,000	10,946
AU Optronics Corp.1	15,478,021	9,431
Samsung Electronics Co., Ltd.1	22,250	7,365
Lite-On Technology Corp.1	13,710	10
		5,052,488

INDUSTRIALS — 7.69%
General Electric Co.	55,622,100	955,032
Schneider Electric SA1	7,234,109	457,173
United Parcel Service, Inc., Class B	7,610,100	438,342
Siemens AG1	5,899,992	355,526
AB Volvo, Class B1	73,170,700	326,437
PACCAR Inc	8,520,000	237,452
United Technologies Corp.	3,900,000	189,267
Singapore Technologies Engineering Ltd.1	116,040,000	181,959
Sandvik AB1	30,104,800	177,896
Scania AB, Class B1	21,500,000	169,467
Honeywell International Inc.	5,423,000	151,085
Deutsche Post AG1	10,195,561	146,868
FANUC LTD1	2,118,000	130,860
Ryanair Holdings PLC (ADR)2	4,900,000	128,674
ComfortDelGro Corp. Ltd.1,4	135,100,000	121,037
Wolseley PLC1	21,122,483	99,586
Robert Half International Inc.	4,600,000	96,094
Atlas Copco AB, Class A1	13,420,405	95,058
Deutsche Lufthansa AG1	7,000,000	92,396
Macquarie Airports1	59,274,681	79,306
Qantas Airways Ltd.1	41,960,987	64,084
ASSA ABLOY AB, Class B1	4,720,000	45,767
Finmeccanica SpA1	2,740,000	34,295
Wienerberger AG1	2,056,874	29,268
Koninklijke Philips Electronics NV1	1,545,000	25,186
SembCorp Industries Ltd1	16,755,000	24,251
Ellaktor SA1	4,795,000	22,298
Singapore Post Private Ltd.1	43,500,000	21,840
Kingspan Group PLC1	5,136,966	20,855
Tyco International Ltd.	693,750	14,499
Metso Oyj1	1,035,000	12,498
Bouygues SA1	280,000	11,531
Vallourec SA1	74,000	7,873
China International Marine Containers (Group) Co., Ltd., Class B1	4,099,877	2,213
Contax Participações SA, ordinary nominative	38,106	568
		4,966,541

UTILITIES — 7.48%
RWE AG1	11,757,400	991,374
GDF Suez1	21,523,815	865,643
E.ON AG1	24,451,142	861,485
Public Service Enterprise Group Inc.	9,393,000	290,244
Exelon Corp.	4,500,000	252,945
NTPC Ltd.1	73,519,270	238,083
Electricité de France SA1	3,713,093	215,417
Fortum Oyj1	10,099,309	202,732
Cia. Energética de Minas Gerais — Cemig, preferred nominative	11,842,141	186,631
Dominion Resources, Inc.	4,456,422	164,085
Veolia Environnement1	4,737,103	118,092
SUEZ Environnement Co.1,2	6,272,419	107,956
PPL Corp.	3,168,597	107,384
FirstEnergy Corp.	1,800,000	105,444
Hongkong Electric Holdings Ltd.1	11,500,000	64,378
PT Perusahaan Gas Negara (Persero) Tbk1	342,235,000	52,979
Hong Kong and China Gas Co. Ltd.1	1,247,000	2,210
		4,827,082

CONSUMER STAPLES — 7.42%
Coca-Cola Co.	14,295,000	670,007
Philip Morris International Inc.	12,857,086	542,055
Procter & Gamble Co.	7,250,000	466,537
Diageo PLC1	31,398,500	439,823
Nestlé SA1	11,375,660	411,792
PepsiCo, Inc.	6,310,000	357,777
Wal-Mart Stores, Inc.	5,123,000	286,273
Tesco PLC1	45,218,888	205,151
Reynolds American Inc.	4,470,282	183,639
L’Oréal SA1	2,217,011	179,018
Groupe Danone SA1	2,846,000	163,921
Kimberly-Clark Corp.	2,000,000	115,580
Kellogg Co.	2,468,400	107,203
SABMiller PLC1	4,890,000	79,408
Pernod Ricard Co.1	1,300,000	76,727
InBev, nonvoting1	4,653,961	76,528
ConAgra Foods, Inc.	4,461,800	65,811
Tingyi (Cayman Islands) Holding Corp.1	54,070,000	62,886
Shoppers Drug Mart Corp.	1,565,000	56,224
Foster’s Group Ltd.1	14,494,378	52,199
Imperial Tobacco Group PLC1	2,000,000	49,934
Altria Group, Inc.	2,994,000	48,143
Koninklijke Ahold NV1	3,400,597	37,927
General Mills, Inc.	474,000	29,943
Woolworths Ltd.1	1,000,000	17,614
Avon Products, Inc.	195,300	4,121
		4,786,241

MATERIALS — 3.36%
China Steel Corp.1	513,147,551	343,034
Linde AG1	4,639,800	340,304
Akzo Nobel NV1	7,129,000	243,409
Syngenta AG1	1,366,000	243,154
CRH PLC1	7,961,500	172,106
BASF SE1	3,583,000	115,143
Israel Chemicals Ltd.1	15,508,568	91,175
Barrick Gold Corp.	2,931,540	89,392
Dow Chemical Co.	4,083,500	75,749
Rautaruukki Oyj1	4,696,570	71,756
Koninklijke DSM NV1	3,010,469	69,819
James Hardie Industries NV1,4	23,384,347	58,510
POSCO1	227,530	52,624
Weyerhaeuser Co.	1,375,000	51,727
voestalpine AG1	1,397,000	29,538
Packaging Corp. of America	1,800,000	26,874
Usinas Siderúrgicas de Minas Gerais SA — USIMINAS, Class A, preferred nominative	2,062,750	20,815
Makhteshim-Agan Industries Ltd.1	5,235,000	16,291
JSC Uralkali (GDR)1	1,810,000	13,404
United States Steel Corp.	333,700	10,144
JFE Holdings, Inc.1	312,000	7,578
BlueScope Steel Ltd.1	2,431,312	6,406
OAO Severstal (GDR)1	2,043,382	6,327
Norsk Hydro ASA1	1,450,000	5,285
Teck Cominco Ltd., Class B	674,200	3,270
ArcelorMittal1	129,654	3,131
		2,166,965

MISCELLANEOUS — 4.12%
Other common stocks in initial period of acquisition		2,659,757

Total common stocks (cost: $78,755,840,000)		56,531,848

Preferred stocks — 0.04%

FINANCIALS — 0.03%
HBOS PLC 6.657%5,6	30,300,000	14,122
Bank of America Corp., Series K, 8.00% noncumulative6	11,000,000	7,650
		21,772

MISCELLANEOUS — 0.01%
Other preferred stocks in initial period of acquisition		3,298

Total preferred stocks (cost: $110,326,000)		25,070

Rights — 0.06%

MISCELLANEOUS — 0.06%
Other rights in initial period of acquisition		38,864

Total rights (cost: $71,312,000)		38,864

	Shares or
Convertible securities — 0.20%	principal amount

FINANCIALS — 0.13%
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred1,3	1,275,000	34,406
Bank of America Corp., Series L, 7.25% convertible preferred	50,000	30,250
Fifth Third Bancorp, Series G 8.50% noncumulative convertible preferred	200,000	17,398
		82,054

CONSUMER DISCRETIONARY — 0.07%
Ford Motor Co. 4.25% convertible notes 2036	$5,080,000	1,587
Ford Motor Co. Capital Trust II 6.50% convertible preferred 2032	5,559,555	43,754
		45,341

		Value
Convertible securities		(000)

MISCELLANEOUS — 0.00%
Other convertible securities in initial period of acquisition		$1,498

Total convertible securities (cost: $379,414,000)		128,893

	Principal amount
Bonds & notes — 0.22%	(000)

CONSUMER DISCRETIONARY — 0.06%
DaimlerChrysler North America Holding Corp. 7.20% 2009	$5,435	5,062
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	30,593	24,589
DaimlerChrysler North America Holding Corp. 5.875% 2011	5,400	4,523
DaimlerChrysler North America Holding Corp. 6.50% 2013	7,045	5,298
Delphi Automotive Systems Corp. 6.55% 20067	14,955	374
		39,846

TELECOMMUNICATION SERVICES — 0.06%
Sprint Nextel Corp. 6.00% 2016	9,830	5,463
Sprint Capital Corp. 6.90% 2019	30,308	17,302
Sprint Capital Corp. 8.75% 2032	30,240	15,748
		38,513

UTILITIES — 0.04%
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 20155	16,400	10,578
Texas Competitive Electric Holdings Co. LLC 10.50% 20155	23,600	15,222
		25,800

MORTGAGE-BACKED OBLIGATIONS8 — 0.03%
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.921% 20366	23,673	11,539
Countrywide Alternative Loan Trust, Series 2006-18CB, Class A-7, 1.745% 20366	15,051	9,363
		20,902

CONSUMER STAPLES — 0.02%
British American Tobacco International Finance PLC 8.125% 20135	9,000	8,963

FINANCIALS — 0.01%
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 20105	10,000	8,033

Total bonds & notes (cost: $197,195,000)		142,057

Short-term securities — 11.81%

Freddie Mac 0.91%–2.65% due 12/1/2008–4/21/2009	1,716,897	1,714,017
Fannie Mae 1.00%–2.65% due 1/26–4/20/2009	1,310,925	1,308,050
Federal Home Loan Bank 0.38%–2.55% due 1/5–4/2/2009	1,123,700	1,122,163
U.S. Treasury Bills 1.68%–1.94% due 12/4/2008–2/26/2009	428,600	428,566
International Bank for Reconstruction and Development 1.05%–2.45% due 1/21–2/25/2009	329,850	329,415
Shell International Finance BV 1.85%–2.30% due 2/2–3/16/20095	250,000	249,290
Canada Government 1.20%–1.25% due 3/5–3/12/2009	200,000	199,314
BASF AG 2.05%–2.23% due 12/2/2008–2/20/20095	170,700	170,313
Nestlé Capital Corp. 1.20%–2.35% due 1/12–2/20/20095	170,593	170,163
Caisse d’Amortissement de la Dette Sociale 2.00%–2.40% due 12/4/2008–1/27/2009	152,000	151,611
General Electric Capital Corp. 2.05% due 12/12/2008	150,000	149,814
JPMorgan Chase & Co. 2.80% due 1/7/2009	100,000	99,763
Jupiter Securitization Co., LLC 1.50% due 12/16/20085	50,000	49,967
Novartis Finance Corp. 1.00%–1.72% due 12/3/2008–1/28/20095	139,800	139,407
Procter & Gamble Co. 1.25% due 2/3/20095	82,359	82,178
Procter & Gamble International Funding S.C.A. 1.55% due 1/23/20095	39,800	39,730
Coca-Cola Co. 1.55%–1.85% due 1/13–2/6/20095	100,000	99,809
Nokia Corp. 1.90%–2.80% due 12/17/2008–2/2/20095	100,000	99,743
BP Capital Markets PLC 1.05%–2.15% due 1/5–3/9/20095	100,000	99,560
Siemens Capital Co. LLC 1.10%–1.25% due 12/23–12/29/20085	80,000	79,929
Toyota Motor Credit Corp. 1.85%–2.54% due 12/5–12/15/2008	70,000	69,951
Enterprise Funding Co. LLC 1.40%–1.50% due 1/9/20095	65,300	65,195
Danske Corp. 1.47%–3.55% due 12/10–12/16/20085	53,906	53,841
Swedish Export Credit Corp. 1.72% due 12/18/2008	50,000	49,957
Caterpillar Financial Services Corp. 0.90%–1.30% due 12/17/2008–1/8/2009	50,000	49,945
BNP Paribas Finance Inc. 2.10% due 12/23/2008	50,000	49,933
Hewlett-Packard Co. 2.00% due 12/23/20085	50,000	49,926
Eli Lilly and Co. 1.40% due 3/3/20095	50,000	49,838
Pfizer Inc 1.30% due 3/10/20095	50,000	49,824
European Investment Bank 1.425% due 2/24/2009	50,000	49,716
American Honda Finance Corp. 2.35% due 12/9/2008	40,000	39,976
Electricité de France 1.40%–2.00% due 12/19/2008–1/22/20095	35,100	35,007
Unilever Capital Corp. 2.25% due 2/12/20095	35,000	34,830
NetJets Inc. 1.00% due 1/14/20095	34,000	33,910
Eksportfinans ASA 2.35% due 12/2/20085	32,400	32,392
Target Corp. 1.75% due 12/8/2008	31,700	31,688
Toronto-Dominion Holdings USA Inc. 2.90% due 12/1/20085	25,200	25,198
Eaton Corp. 2.25% due 12/15/20085	25,000	24,977
Honeywell International Inc. 2.05% due 12/18/20085	21,400	21,355
Statoil ASA 2.30% due 1/8/20095	10,000	9,976
Private Export Funding Corp. 2.38% due 12/16/20085	9,600	9,583

Total short-term securities (cost: $7,606,577,000)		7,619,820

Total investment securities (cost: $87,120,664,000)		64,486,552
Other assets less liabilities		49,853

Net assets		$64,536,405

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1
Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $35,134,652,000, which represented 54.44% of the net assets of the fund.

2	Security did not produce income during the last 12 months.
3	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Citigroup Inc., Series D, 7.00% noncumulative convertible preferred	1/15/2008	$63,750	$34,406	.05%
Canadian Oil Sands Trust	2/28/2003	5,113	22,898	.04

Total restricted securities		$68,863	$57,304	.09%

4	Represents an affiliated company as defined under the Investment Company Act of 1940.
5
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,832,859,000, which represented 2.84% of the net assets of the fund.

6	Coupon rate may change periodically.
7	Scheduled interest and/or principal payment was not received.
8	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-933-0109O-S15845

Summary investment portfolio, November 30, 2008

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Percent
of net
Industry sector diversification	assets
Telecommunication services	11.70%
Financials	10.22
Energy	10.13
Health care	9.43
Consumer discretionary	8.22
Other industries	37.96
Convertible securities & preferred stocks	0.24
Bonds & notes	0.22
Short-term securities & other assets less liabilities	11.88
[end pie chart]

Country diversification (percent of net assets)

United States	28.1%
Euro zone*	24.3
United Kingdom	6.3
Switzerland	4.6
Japan	3.5
Taiwan	3.4
Australia	2.3
Sweden	2.0
Brazil	2.0
Other countries	11.4
Bonds, short-term securities & other assets less liabilities	12.1

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands and Spain.

			Percent
		Value	of net
Common stocks - 87.60%	Shares	(000)	assets

Telecommunication services - 11.70%
France Télécom SA (1)	42,646,204	$1,100,008	1.70%
The leading provider of Internet and fixed-line and cellular telephone services in France, with international interests.
Verizon Communications Inc.	30,490,000	995,499	1.54
Major broadband and telecommunications company.
AT&T Inc.	30,237,874	863,594	1.34
Global provider of telecommunication services, including local and long-distance, Internet and wireless communications.
Vodafone Group PLC (1)	341,090,328	666,185	1.03
One of the leading global operators of mobile telephone services.
América Móvil, SAB de CV, Series L (ADR)	15,725,500	471,765	.73
Latin America's largest cellular communications provider.
Koninklijke KPN NV (1)	32,639,600	451,021	.70
Global telecommunication services provider based in the Netherlands.
Singapore Telecommunications Ltd. (1)	220,915,810	371,160	.58
Among Asia's leading communications companies.
Other securities		2,632,330	4.08
		7,551,562	11.70

Financials - 10.22%
HSBC Holdings PLC (United Kingdom) (1)	48,871,269	531,718
HSBC Holdings PLC (Hong Kong) (1)	30,378,400	326,519	1.33
One of the world's largest international banking and financial services organizations.
Banco Santander, SA (1)	73,983,121	607,968	.94
A leading Spanish bank, with a strong franchise in Latin America and the U.K.
Banco Bradesco SA, preferred nominative	37,194,418	395,552	.61
One of the largest private banks in Brazil.
QBE Insurance Group Ltd. (1)	23,435,695	368,065
QBE Insurance Group Ltd. (1) (2)	934,748	14,681	.60
An international insurance and reinsurance group.
Other securities		4,349,737	6.74
		6,594,240	10.22

Energy - 10.13%
Royal Dutch Shell PLC, Class B (1)	15,988,849	423,164
Royal Dutch Shell PLC, Class A (ADR)	5,220,000	279,009
Royal Dutch Shell PLC, Class A (1)	7,850,000	208,214
Royal Dutch Shell PLC, Class B (ADR)	689,599	36,721	1.47
A global group of energy and oil companies.
Chevron Corp.	11,176,962	883,092	1.37
This fully integrated energy company is one of the world's largest producers of oil and gas.
Eni SpA (1)	35,635,000	807,879	1.25
One of the world's leading oil and gas companies.
ConocoPhillips	15,259,000	801,403	1.24
This global oil and natural gas company also produces plastics and chemicals.
Woodside Petroleum Ltd. (1)	19,555,433	463,081	.72
Oil and gas exploration and production company based in Australia.
TOTAL SA (1)	6,954,000	364,652	.57
One of the world's leading integrated oil and gas companies.
Schlumberger Ltd.	7,045,000	357,463	.55
A leading provider of services and technology to the petroleum industry.
Other securities		1,912,656	2.96
		6,537,334	10.13

Health care - 9.43%
Roche Holding AG (1)	9,620,987	1,353,723	2.10
A world leader in pharmaceuticals and diagnostic research.
Bayer AG, non-registered shares (1)	17,852,000	927,142	1.43
Makes pharmaceuticals and over-the-counter medicines, and develops medical diagnostic equipment.
Merck & Co., Inc.	21,684,400	579,407	.90
Among the world's largest pharmaceutical companies, and a leader in cardiovascular medicine.
Novartis AG (1)	12,094,000	565,757	.88
One of the world's largest pharmaceutical companies.
Schering-Plough Corp.	23,000,000	386,630	.60
Global pharmaceutical company focused on prescription drugs, consumer health care and animal health products.
Novo Nordisk A/S, Class B (1)	7,463,781	381,309	.59
A global leader in drugs to treat diabetes.
Other securities		1,891,986	2.93
		6,085,954	9.43

Consumer discretionary - 8.22%
Vivendi SA (1)	14,965,100	423,898	.66
French multimedia giant with interests in media and telecommunications, music, TV, games and film.
Daimler AG (1)	12,102,500	382,038	.59
One of the world's largest automakers and heavy truck manufacturers.
Other securities		4,497,748	6.97
		5,303,684	8.22

Information technology - 7.83%
Microsoft Corp.	58,220,000	1,177,208	1.83
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Taiwan Semiconductor Manufacturing Co. Ltd. (1)	635,454,869	784,383
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	21,930,929	156,806	1.46
One of the world's largest semiconductor manufacturers.
Automatic Data Processing, Inc.	11,655,000	478,554	.74
Major provider of payroll processing and data communications services.
Canon, Inc. (1)	11,545,000	343,380	.53
One of the world's premier manufacturers of cameras, copiers, printers and optical equipment.
Other securities		2,112,157	3.27
		5,052,488	7.83

Industrials - 7.69%
General Electric Co.	55,622,100	955,032	1.48
One of the world's top makers of power turbines, aircraft engines and medical imaging equipment. Operates finance businesses and NBC Universal, the entertainment conglomerate, and makes consumer appliances, lighting and industrial equipment.

Schneider Electric SA (1)	7,234,109	457,173	.71
An international supplier of industrial electrical equipment and industrial automation equipment.
United Parcel Service, Inc., Class B	7,610,100	438,342	.68
The world's largest package delivery company and express carrier.
Siemens AG (1)	5,899,992	355,526	.55
A major worldwide producer of electrical and electronic equipment used in industrial and professional applications.
Other securities		2,760,468	4.27
		4,966,541	7.69

Utilities - 7.48%
RWE AG (1)	11,757,400	991,374	1.54
Provides electricity, gas and water services to homes and businesses in the U.S. and Europe.
GDF Suez (1)	21,523,815	865,643	1.34
Major natural gas and electricity company based in France.
E.ON AG (1)	24,451,142	861,485	1.33
This leading German utility supplies electricity, gas and water to customers throughout Europe.
Other securities		2,108,580	3.27
		4,827,082	7.48

Consumer staples - 7.42%
Coca-Cola Co.	14,295,000	670,007	1.04
The world's largest soft drink maker.
Philip Morris International Inc.	12,857,086	542,055	.84
One of the world's largest international tobacco companies.
Procter & Gamble Co.	7,250,000	466,537	.72
Global manufacturer of household and personal care products.
Diageo PLC (1)	31,398,500	439,823	.68
Sells spirits, wine and beer under brands including Guinness, Smirnoff and Johnnie Walker.
Nestlé SA (1)	11,375,660	411,792	.64
Global packaged food and beverage company based in Switzerland.
PepsiCo, Inc.	6,310,000	357,777	.56
A global soft drink and snack foods company.
Other securities		1,898,250	2.94
		4,786,241	7.42

Materials - 3.36%
China Steel Corp. (1)	513,147,551	343,034	.53
This major steel producer is based in Taiwan.
Other securities		1,823,931	2.83
		2,166,965	3.36

Miscellaneous - 4.12%
Other common stocks in initial period of acquisition		2,659,757	4.12

Total common stocks (cost: $78,755,840,000)		56,531,848	87.60

Preferred stocks - 0.04%

Other - 0.03%
Other securities		21,772	.03

Miscellaneous - 0.01%
Other preferred stocks in initial period of acquisition		3,298	.01

Total preferred stocks (cost: $110,326,000)		25,070	.04

Rights - 0.06%

Miscellaneous - 0.06%
Other rights in initial period of acquisition		38,864	.06

Total rights (cost: $71,312,000)		38,864	.06

Convertible securities - 0.20%

Other - 0.20%
Other securities		127,395	.20

Miscellaneous - 0.00%
Other convertible securities in initial period of acquisition		1,498	.00

Total convertible securities (cost: $379,414,000)		128,893	.20

Bonds & notes - 0.22%

Other - 0.22%
Other securities		142,057	.22

Total bonds & notes (cost: $197,195,000)		142,057	.22

	Principal
	amount
Short-term securities - 11.81%	(000)

Freddie Mac 0.91%-2.65% due 12/1/2008-4/21/2009	$1,716,897	1,714,017	2.66
Fannie Mae 1.00%-2.65% due 1/26-4/20/2009	1,310,925	1,308,050	2.03
Federal Home Loan Bank 0.38%-2.55% due 1/5-4/2/2009	1,123,700	1,122,163	1.74
U.S. Treasury Bills 1.68%-1.94% due 12/4/2008-2/26/2009	428,600	428,566	.66
Shell International Finance BV 1.85%-2.30% due 2/2-3/16/2009 (3)	250,000	249,290	.39
General Electric Capital Corp. 2.05% due 12/12/2008	150,000	149,814	.23
Novartis Finance Corp. 1.00%-1.72% due 12/3/2008-1/28/2009 (3)	139,800	139,407	.22
Coca-Cola Co. 1.55%-1.85% due 1/13-2/6/2009 (3)	100,000	99,809	.15
Other securities		2,408,704	3.73

Total short-term securities (cost: $7,606,577,000)		7,619,820	11.81

Total investment securities (cost: $87,120,664,000)		64,486,552	99.93
Other assets less liabilities		49,853	.07

Net assets		$64,536,405	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with aggregate value of $57,304,000, which represented .09% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.
The value of the fund's holdings in affiliated companies is included in "Other securities"
under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended November 30, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 11/30/08 (000)

ComfortDelGro Corp. Ltd. (1)	95,600,000	39,500,000	-	135,100,000	$3,608	$121,037
James Hardie Industries NV (1)	23,384,347	-	-	23,384,347	1,553	58,510
Kesa Electricals PLC (1)	8,297,598	18,295,500	-	26,593,098	5,676	32,727
China Steel Corp. (1) (4)	574,730,229	176,531,406	238,114,084	513,147,551	67,202	-
Kingspan Group PLC (1) (4)	-	8,882,000	3,745,034	5,136,966	3,323	-
OPAP (Greek Organization of Football Prognostics) SA (1) (4)	15,949,410	55,000	3,567,000	12,437,410	42,315	-
Spark Infrastructure (4)	56,535,632	-	56,535,632	-	6,323	-
Wolseley PLC (1) (4)	16,534,500	18,205,500	13,617,517	21,122,483	4,915	-
					$134,915	$212,274

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $35,134,652,000, which represented 54.44% of the net assets of the fund.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,832,859,000, which represented 2.84% of the net assets of the fund.

(4) Unaffiliated issuer at 11/30/2008.

Key to abbreviation
ADR = American Depositary Receipts

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the
Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at November 30, 2008	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $86,763,798)	$64,274,278
Affiliated issuers (cost: $356,866)	212,274	$64,486,552
Cash denominated in currencies other than U.S. dollars
(cost: $1,808)		1,807
Cash		26,330
Receivables for:
Sales of investments	241,653
Sales of fund's shares	69,067
Dividends and interest	232,842
Other	406	543,968
		65,058,657
Liabilities:
Payables for:
Purchases of investments	348,120
Repurchases of fund's shares	97,671
Investment advisory services	18,195
Services provided by affiliates	55,843
Directors' deferred compensation	1,071
Other	1,352	522,252
Net assets at November 30, 2008		$64,536,405

Net assets consist of:
Capital paid in on shares of capital stock		$90,747,721
Undistributed net investment income		1,041,713
Accumulated net realized loss		(4,613,336)
Net unrealized depreciation		(22,639,693)
Net assets at November 30, 2008		$64,536,405

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 4,000,000 shares, $.01 par value (2,534,913 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$46,010,887	1,804,541	$25.50
Class B	2,598,238	102,524	25.34
Class C	5,405,401	214,062	25.25
Class F-1	3,676,993	144,436	25.46
Class F-2	126,875	4,974	25.51
Class 529-A	1,234,763	48,526	25.45
Class 529-B	140,701	5,551	25.35
Class 529-C	341,720	13,484	25.34
Class 529-E	54,926	2,162	25.41
Class 529-F-1	31,346	1,231	25.47
Class R-1	123,966	4,898	25.31
Class R-2	836,023	33,112	25.25
Class R-3	1,396,741	55,054	25.37
Class R-4	1,158,706	45,518	25.46
Class R-5	1,399,119	54,840	25.51

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $27.06 and $27.00, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended November 30, 2008	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S.
taxes of $374,186; also includes
$134,915 from affiliates)	$3,728,159
Interest	307,456	$4,035,615

Fees and expenses*:
Investment advisory services	375,028
Distribution services	346,915
Transfer agent services	86,699
Administrative services	38,807
Reports to shareholders	3,478
Registration statement and prospectus	3,677
Postage, stationery and supplies	7,213
Directors' compensation	(130)
Auditing and legal	258
Custodian	16,610
State and local taxes	1,145
Other	212
Total fees and expenses before reimbursements/waivers	879,912
Less reimbursements/waivers of fees and expenses:
Investment advisory services	37,503
Administrative services	1
Total fees and expenses after reimbursements/waivers		842,408
Net investment income		3,193,207

Netrealized loss andunrealized
depreciation on investments
and currency:
Net realized loss on:
Investments (including $164,480 net loss from affiliates)	(4,598,769)
Currency transactions	(135,763)	(4,734,532)
Net unrealized depreciation on:
Investments	(47,627,198)
Currency translations	(7,786)	(47,634,984)
Net realized loss and
unrealized depreciation
on investments and currency		(52,369,516)
Net decrease in net assets resulting
from operations		$(49,176,309)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended	Year ended
	November 30,	November 30,
	2008	2007
Operations:
Net investment income	$3,193,207	$2,550,667
Net realized (loss) gain on investments
and currency transactions	(4,734,532)	8,102,202
Net unrealized (depreciation) appreciation on investments
and currency translations	(47,634,984)	7,633,085
Net (decrease) increase in net assets resulting from operations	(49,176,309)	18,285,954

Dividends and distributions paid to
shareholders:
Dividends from net investment income	(2,918,988)	(2,206,736)
Distributions from net realized gain on investments	(7,845,316)	(3,391,660)
Total dividends and distributions paid to shareholders	(10,764,304)	(5,598,396)

Net capital share transactions	11,167,361	20,657,667

Total (decrease) increase in net assets	(48,773,252)	33,345,225

Net assets:
Beginning of year	113,309,657	79,964,432
End of year (including undistributed
net investment income: $1,041,713 and $894,607, respectively)	$64,536,405	$113,309,657

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization – Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

The fund offers 15 share classes consisting of five retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

On August 1, 2008, the fund made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). In addition, Class F shares were renamed Class F-1 and Class 529-F shares were renamed Class 529-F-1. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent and may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investing in securities issued by entities domiciled in the United States may also be subject to many of these risks.

 3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004, by state tax authorities for tax years before 2003 and by tax authorities outside the U.S. for tax years before 2001.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended November 30, 2008, there were no non-U.S. taxes paid on realized gains. As of November 30, 2008, there were no non-U.S. taxes provided on unrealized gains.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and unrealized appreciation of certain investments in securities outside the U.S.  The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2008, the fund reclassified $126,448,000 from undistributed net investment income to accumulated net realized loss; and reclassified $665,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of November 30, 2008, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$1,050,628
Post-October currency loss deferrals (realized during the period November 1, 2008, through November 30, 2008)†	(8,158)
Capital loss carryforward expiring in 2016*	(2,728,750)
Post-October capital loss deferrals (realized during the period November 1, 2008, through November 30, 2008)†	(1,854,069)
Gross unrealized appreciation on investment securities	2,391,853
Gross unrealized depreciation on investment securities	(25,057,123)
Net unrealized depreciation on investment securities	(22,665,270)
Cost of investment securities	87,151,822

* The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

†These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended November 30, 2008			Year ended November 30, 2007
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$2,322,238	5,599,974	$7,922,212	$1,721,055	$2,548,941	$4,269,996
Class B	97,747	321,740	419,487	68,890	146,714	215,604
Class C	205,388	677,948	883,336	134,662	281,690	416,352
Class F-1	189,626	436,957	626,583	124,060	177,513	301,573
Class F-2*	429	-	429	-	-	-
Class 529-A	53,323	122,145	175,468	33,526	46,762	80,288
Class 529-B	4,497	14,634	19,131	2,797	6,071	8,868
Class 529-C	10,913	34,438	45,351	6,343	13,111	19,454
Class 529-E	2,148	5,602	7,750	1,397	2,269	3,666
Class 529-F-1	1,396	2,907	4,303	790	958	1,748
Class R-1	3,840	10,685	14,525	1,869	3,716	5,585
Class R-2	27,134	85,402	112,536	16,676	34,264	50,940
Class R-3	52,031	129,495	181,526	30,911	49,179	80,090
Class R-4	47,281	104,313	151,594	26,793	36,915	63,708
Class R-5	65,469	134,604	200,073	36,967	43,557	80,524
Total	$3,083,460	7,680,844	$10,764,304	$2,206,736	$3,391,660	$5,598,396

* Class F-2 was offered beginning August 1, 2008.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.350% on such assets in excess of $115 billion. During the year ended November 30, 2008, total investment advisory services fees waived by CRMC were $37,503,000. As a result, the fee shown on the accompanying financial statements of $375,028,000, which was equivalent to an annualized rate of 0.371%, was reduced to $337,525,000, or 0.334% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2 and R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes except Classes F-2 and R-5 may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of November 30, 2008, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended November 30, 2008, the total administrative services fees paid by CRMC were $1,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended November 30, 2008, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$168,866	$81,984	Not applicable	Not applicable	Not applicable
Class B	41,223	4,715	Not applicable	Not applicable	Not applicable
Class C	87,682	Included in administrative services	$12,372	$1,504	Not applicable
Class F-1	14,934		5,948	675	Not applicable
Class F-2 *	Not applicable		27	6	Not applicable
Class 529-A	3,394		1,523	233	$ 1,725
Class 529-B	2,004		178	58	201
Class 529-C	4,835		426	115	484
Class 529-E	387		68	10	77
Class 529-F-1	-		37	6	43
Class R-1	1,616		132	70	Not applicable
Class R-2	8,818		1,718	3,458	Not applicable
Class R-3	9,311		2,612	995	Not applicable
Class R-4	3,845		2,139	83	Not applicable
Class R-5	Not applicable		1,849	35	Not applicable
Total	$346,915	$86,699	$29,029	$7,248	$2,530
* Class F-2 was offered beginning August 1, 2008.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $(130,000), shown on the accompanying financial statements, includes $566,000 in current fees (either paid in cash or deferred) and a decrease of $696,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund adopted the Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements, on December 1, 2007. FAS 157 requires the fund to classify its assets and liabilities based on valuation method using three levels. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2008 (dollars in thousands):

Investment securities
Level 1 – Quoted prices	$21,561,868
Level 2 – Other significant observable inputs	42,924,684	*
Level 3 – Significant unobservable inputs	-
Total	$64,486,552

* Includes certain securities trading primarily outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $35,096,420,000 of investment securities were classified as Level 2 instead of Level 1.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended November 30, 2008
Class A	$11,961,360	302,293	$7,623,707	181,028	$(13,282,179)	(385,998)	$6,302,888	97,323
Class B	635,434	16,074	404,754	9,600	(742,987)	(21,168)	297,201	4,506
Class C	1,777,688	44,751	843,376	20,069	(1,950,929)	(56,716)	670,135	8,104
Class F-1	2,378,035	60,886	561,629	13,367	(2,130,959)	(61,949)	808,705	12,304
Class F-2†	171,088	5,477	354	10	(14,535)	(513)	156,907	4,974
Class 529-A	452,384	11,541	175,445	4,183	(147,382)	(4,159)	480,447	11,565
Class 529-B	42,218	1,084	19,129	454	(15,041)	(427)	46,306	1,111
Class 529-C	141,424	3,604	45,344	1,077	(57,059)	(1,607)	129,709	3,074
Class 529-E	19,139	497	7,749	185	(8,107)	(224)	18,781	458
Class 529-F-1	16,196	413	4,303	103	(6,204)	(169)	14,295	347
Class R-1	97,956	2,549	14,333	342	(41,763)	(1,174)	70,526	1,717
Class R-2	500,171	13,071	112,394	2,679	(314,287)	(8,533)	298,278	7,217
Class R-3	968,403	25,368	180,882	4,318	(514,400)	(13,973)	634,885	15,713
Class R-4	884,814	22,799	151,547	3,617	(442,681)	(12,024)	593,680	14,392
Class R-5	920,198	23,297	192,108	4,581	(467,688)	(12,572)	644,618	15,306
Total net increase
(decrease)	$20,966,508	533,704	$10,337,054	245,613	$(20,136,201)	(581,206)	$11,167,361	198,111

Year ended November 30, 2007
Class A	$15,978,646	355,806	$4,099,199	95,975	$(6,840,224)	(151,977)	$13,237,621	299,804
Class B	881,784	19,769	207,589	4,902	(336,173)	(7,510)	753,200	17,161
Class C	2,710,096	60,784	397,080	9,401	(848,748)	(19,024)	2,258,428	51,161
Class F-1	2,141,030	47,429	270,384	6,335	(868,636)	(19,236)	1,542,778	34,528
Class 529-A	503,152	11,260	80,275	1,878	(73,953)	(1,641)	509,474	11,497
Class 529-B	47,577	1,066	8,865	209	(7,205)	(161)	49,237	1,114
Class 529-C	154,535	3,463	19,450	459	(29,004)	(647)	144,981	3,275
Class 529-E	21,196	476	3,666	86	(4,780)	(106)	20,082	456
Class 529-F-1	16,788	374	1,748	41	(2,097)	(47)	16,439	368
Class R-1	76,159	1,695	5,485	129	(29,883)	(667)	51,761	1,157
Class R-2	507,400	11,416	50,887	1,204	(241,974)	(5,404)	316,313	7,216
Class R-3	877,597	19,552	79,978	1,879	(394,129)	(8,779)	563,446	12,652
Class R-4	791,684	17,589	63,687	1,488	(363,024)	(8,070)	492,347	11,007
Class R-5	771,389	17,126	76,610	1,784	(146,439)	(3,265)	701,560	15,645
Total net increase
(decrease)	$25,479,033	567,805	$5,364,903	125,770	$(10,186,269)	(226,534)	$20,657,667	467,041

(*) Includes exchanges between share classes of the fund.
† Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $43,092,814,000 and $34,249,931,000, respectively, during the year ended November 30, 2008.

Financial highlights (1)

		(Loss) income from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income(3)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(4)(5)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements /waivers	Ratio of expenses to average net assets after reimbursements /waivers(5)	Ratio of net income to average net assets(3)(5)
Class A:
Year ended 11/30/2008	$48.56	$1.27	$(19.81)	$(18.54)	$(1.18)	$(3.34)	$(4.52)	$25.50	(41.75)%	$46,011.75%		.71%	3.28%
Year ended 11/30/2007	42.82	1.24	7.40	8.64	(1.10)	(1.80)	(2.90)	48.56	21.23	82,899.73		.69	2.75
Year ended 11/30/2006	36.99	.96	7.26	8.22	(.95)	(1.44)	(2.39)	42.82	23.38	60,265.73		.69	2.44
Year ended 11/30/2005	33.80	.84	3.95	4.79	(.80)	(.80)	(1.60)	36.99	14.78	39,841.76		.73	2.41
Year ended 11/30/2004	28.62	.70	5.50	6.20	(.73)	(.29)	(1.02)	33.80	22.21	25,137.77		.77	2.28
Class B:
Year ended 11/30/2008	48.27	.96	(19.69)	(18.73)	(.86)	(3.34)	(4.20)	25.34	(42.21)	2,598	1.52	1.48	2.51
Year ended 11/30/2007	42.58	.89	7.36	8.25	(.76)	(1.80)	(2.56)	48.27	20.29	4,731	1.50	1.46	1.98
Year ended 11/30/2006	36.79	.64	7.24	7.88	(.65)	(1.44)	(2.09)	42.58	22.40	3,443	1.53	1.49	1.65
Year ended 11/30/2005	33.63	.56	3.93	4.49	(.53)	(.80)	(1.33)	36.79	13.91	2,158	1.55	1.52	1.62
Year ended 11/30/2004	28.50	.46	5.47	5.93	(.51)	(.29)	(.80)	33.63	21.25	1,265	1.55	1.55	1.52
Class C:
Year ended 11/30/2008	48.11	.95	(19.63)	(18.68)	(.84)	(3.34)	(4.18)	25.25	(42.23)	5,405	1.56	1.52	2.47
Year ended 11/30/2007	42.46	.87	7.32	8.19	(.74)	(1.80)	(2.54)	48.11	20.22	9,910	1.55	1.51	1.94
Year ended 11/30/2006	36.69	.62	7.22	7.84	(.63)	(1.44)	(2.07)	42.46	22.35	6,572	1.58	1.54	1.60
Year ended 11/30/2005	33.54	.54	3.93	4.47	(.52)	(.80)	(1.32)	36.69	13.83	3,781	1.61	1.57	1.56
Year ended 11/30/2004	28.43	.45	5.45	5.90	(.50)	(.29)	(.79)	33.54	21.17	1,836	1.62	1.61	1.46
Class F-1:
Year ended 11/30/2008	48.48	1.27	(19.78)	(18.51)	(1.17)	(3.34)	(4.51)	25.46	(41.76)	3,677.76		.72	3.30
Year ended 11/30/2007	42.76	1.23	7.38	8.61	(1.09)	(1.80)	(2.89)	48.48	21.22	6,406.75		.71	2.73
Year ended 11/30/2006	36.94	.94	7.26	8.20	(.94)	(1.44)	(2.38)	42.76	23.35	4,174.76		.72	2.41
Year ended 11/30/2005	33.75	.81	3.95	4.76	(.77)	(.80)	(1.57)	36.94	14.72	2,445.82		.78	2.35
Year ended 11/30/2004	28.59	.68	5.48	6.16	(.71)	(.29)	(1.00)	33.75	22.09	1,243.86		.85	2.21
Class F-2:
Period from 8/1/2008 to 11/30/2008	38.34	.23	(12.79)	(12.56)	(.27)	-	(.27)	25.51	(32.95)	127.18		.17	.83
Class 529-A:
Year ended 11/30/2008	48.46	1.24	(19.76)	(18.52)	(1.15)	(3.34)	(4.49)	25.45	(41.77)	1,235.80		.77	3.23
Year ended 11/30/2007	42.75	1.21	7.37	8.58	(1.07)	(1.80)	(2.87)	48.46	21.13	1,791.80		.76	2.69
Year ended 11/30/2006	36.93	.93	7.26	8.19	(.93)	(1.44)	(2.37)	42.75	23.33	1,089.79		.75	2.39
Year ended 11/30/2005	33.75	.81	3.94	4.75	(.77)	(.80)	(1.57)	36.93	14.68	585.83		.80	2.33
Year ended 11/30/2004	28.59	.68	5.48	6.16	(.71)	(.29)	(1.00)	33.75	22.08	272.86		.85	2.21
Class 529-B:
Year ended 11/30/2008	48.28	.92	(19.70)	(18.78)	(.81)	(3.34)	(4.15)	25.35	(42.26)	140	1.62	1.58	2.41
Year ended 11/30/2007	42.59	.84	7.37	8.21	(.72)	(1.80)	(2.52)	48.28	20.15	214	1.61	1.58	1.87
Year ended 11/30/2006	36.80	.60	7.23	7.83	(.60)	(1.44)	(2.04)	42.59	22.25	142	1.64	1.60	1.53
Year ended 11/30/2005	33.64	.51	3.93	4.44	(.48)	(.80)	(1.28)	36.80	13.71	81	1.70	1.67	1.46
Year ended 11/30/2004	28.51	.40	5.48	5.88	(.46)	(.29)	(.75)	33.64	21.02	44	1.75	1.74	1.32
Class 529-C:
Year ended 11/30/2008	48.27	.92	(19.69)	(18.77)	(.82)	(3.34)	(4.16)	25.34	(42.27)	342	1.61	1.58	2.42
Year ended 11/30/2007	42.59	.84	7.36	8.20	(.72)	(1.80)	(2.52)	48.27	20.17	503	1.61	1.57	1.88
Year ended 11/30/2006	36.80	.60	7.24	7.84	(.61)	(1.44)	(2.05)	42.59	22.27	304	1.63	1.59	1.54
Year ended 11/30/2005	33.63	.51	3.94	4.45	(.48)	(.80)	(1.28)	36.80	13.73	162	1.69	1.65	1.47
Year ended 11/30/2004	28.50	.41	5.47	5.88	(.46)	(.29)	(.75)	33.63	21.04	80	1.74	1.73	1.34
Class 529-E:
Year ended 11/30/2008	48.40	1.12	(19.74)	(18.62)	(1.03)	(3.34)	(4.37)	25.41	(41.97)	55	1.11	1.07	2.92
Year ended 11/30/2007	42.69	1.07	7.38	8.45	(.94)	(1.80)	(2.74)	48.40	20.76	83	1.10	1.07	2.38
Year ended 11/30/2006	36.89	.81	7.23	8.04	(.80)	(1.44)	(2.24)	42.69	22.92	53	1.11	1.08	2.06
Year ended 11/30/2005	33.71	.69	3.94	4.63	(.65)	(.80)	(1.45)	36.89	14.31	30	1.17	1.13	1.99
Year ended 11/30/2004	28.56	.57	5.48	6.05	(.61)	(.29)	(.90)	33.71	21.67	14	1.21	1.20	1.86

Class 529-F-1:
Year ended 11/30/2008	$48.50	$1.31	$(19.76)	$(18.45)	$(1.24)	$(3.34)	$(4.58)	$25.47	(41.66)%	$31.61%		.57%	3.44%
Year ended 11/30/2007	42.78	1.31	7.36	8.67	(1.15)	(1.80)	(2.95)	48.50	21.36	43.60		.57	2.89
Year ended 11/30/2006	36.95	1.00	7.27	8.27	(1.00)	(1.44)	(2.44)	42.78	23.55	22.61		.58	2.56
Year ended 11/30/2005	33.75	.83	3.94	4.77	(.77)	(.80)	(1.57)	36.95	14.74	12.76		.73	2.40
Year ended 11/30/2004	28.59	.65	5.49	6.14	(.69)	(.29)	(.98)	33.75	21.98	6.96		.95	2.12
Class R-1:
Year ended 11/30/2008	48.22	.96	(19.67)	(18.71)	(.86)	(3.34)	(4.20)	25.31	(42.21)	124	1.52	1.48	2.54
Year ended 11/30/2007	42.55	.87	7.34	8.21	(.74)	(1.80)	(2.54)	48.22	20.20	153	1.56	1.52	1.93
Year ended 11/30/2006	36.78	.62	7.21	7.83	(.62)	(1.44)	(2.06)	42.55	22.31	86	1.60	1.56	1.58
Year ended 11/30/2005	33.63	.53	3.93	4.46	(.51)	(.80)	(1.31)	36.78	13.78	44	1.63	1.58	1.54
Year ended 11/30/2004	28.50	.44	5.48	5.92	(.50)	(.29)	(.79)	33.63	21.18	17	1.67	1.64	1.44
Class R-2:
Year ended 11/30/2008	48.11	.93	(19.62)	(18.69)	(.83)	(3.34)	(4.17)	25.25	(42.24)	836	1.59	1.55	2.45
Year ended 11/30/2007	42.46	.86	7.33	8.19	(.74)	(1.80)	(2.54)	48.11	20.18	1,246	1.59	1.53	1.93
Year ended 11/30/2006	36.70	.62	7.20	7.82	(.62)	(1.44)	(2.06)	42.46	22.34	793	1.70	1.54	1.59
Year ended 11/30/2005	33.55	.54	3.93	4.47	(.52)	(.80)	(1.32)	36.70	13.83	437	1.79	1.57	1.56
Year ended 11/30/2004	28.45	.45	5.45	5.90	(.51)	(.29)	(.80)	33.55	21.15	201	1.93	1.60	1.47
Class R-3:
Year ended 11/30/2008	48.32	1.12	(19.70)	(18.58)	(1.03)	(3.34)	(4.37)	25.37	(41.95)	1,397	1.09	1.05	2.95
Year ended 11/30/2007	42.63	1.07	7.36	8.43	(.94)	(1.80)	(2.74)	48.32	20.77	1,901	1.10	1.07	2.39
Year ended 11/30/2006	36.83	.80	7.24	8.04	(.80)	(1.44)	(2.24)	42.63	22.86	1,138	1.13	1.09	2.05
Year ended 11/30/2005	33.67	.69	3.94	4.63	(.67)	(.80)	(1.47)	36.83	14.34	628	1.15	1.12	2.00
Year ended 11/30/2004	28.53	.57	5.47	6.04	(.61)	(.29)	(.90)	33.67	21.67	285	1.20	1.19	1.87
Class R-4:
Year ended 11/30/2008	48.48	1.23	(19.75)	(18.52)	(1.16)	(3.34)	(4.50)	25.46	(41.77)	1,159.79		.76	3.25
Year ended 11/30/2007	42.76	1.21	7.38	8.59	(1.07)	(1.80)	(2.87)	48.48	21.13	1,509.81		.77	2.69
Year ended 11/30/2006	36.94	.92	7.26	8.18	(.92)	(1.44)	(2.36)	42.76	23.28	860.82		.78	2.35
Year ended 11/30/2005	33.76	.79	3.96	4.75	(.77)	(.80)	(1.57)	36.94	14.68	435.84		.81	2.29
Year ended 11/30/2004	28.60	.68	5.49	6.17	(.72)	(.29)	(1.01)	33.76	22.10	182.85		.84	2.22
Class R-5:
Year ended 11/30/2008	48.58	1.35	(19.80)	(18.45)	(1.28)	(3.34)	(4.62)	25.51	(41.61)	1,399.50		.46	3.54
Year ended 11/30/2007	42.84	1.36	7.38	8.74	(1.20)	(1.80)	(3.00)	48.58	21.49	1,921.50		.47	3.01
Year ended 11/30/2006	37.01	1.04	7.26	8.30	(1.03)	(1.44)	(2.47)	42.84	23.63	1,023.52		.48	2.64
Year ended 11/30/2005	33.81	.91	3.96	4.87	(.87)	(.80)	(1.67)	37.01	15.06	541.54		.50	2.63
Year ended 11/30/2004	28.63	.76	5.51	6.27	(.80)	(.29)	(1.09)	33.81	22.49	287.54		.54	2.48

	Year ended November 30
	2008	2007	2006	2005	2004

Portfolio turnover rate for all classes of shares	37%	30%	30%	26%	21%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) For the year ended November 30, 2007, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income.  If the corporate action had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $0.13 and 0.29%, respectively.  The impact to the other share classes would have been approximately the same.

(4) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(5) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
January 8, 2009

Tax information
                                                                                                                           unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2008:

Long-term capital gains	$7,678,336,000
Foreign taxes	$0.15 per share
Foreign source income	$1.40 per share
Qualified dividend income	100%
Corporate dividends received deduction	$742,306,000
U.S. government income that may be exempt from state taxation	$41,880,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.